Exhibit 10.12(a)

            AMENDED AND RESTATED SEVERANCE AGREEMENT


       THIS AMENDED AND RESTATED SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this 28th day of December, 1999 (the "Effective Date"), by and between ATLANTIC COAST AIRLINES HOLDINGS, INC., a Delaware corporation ("ACAH"), ATLANTIC COAST AIRLINES, a California corporation ("ACA") and ATLANTIC COAST JET, INC., a Delaware corporation ("ACJet") (ACAH, ACA and ACJet are herein collectively referred to as the "Company") and KERRY B. SKEEN ("Skeen").

                        WITNESSETH THAT:

     WHEREAS, Skeen is currently employed by the Company as Chief Executive Officer and Chairman of the Board of Directors, and in connection with such employment entered into a Severance Agreement (dated January 20, 1999), as amended (August 17, 1999), with the Company; and

     WHEREAS,  the  Company  wishes  to  assure  itself  of   the
continued services of Skeen; and

       WHEREAS, the Board of Directors of the Company has determined that the best interests of the Company would be served by entering into this amended and restated Agreement with Skeen;
and

     NOW, THEREFORE, the parties, for and in consideration of the
mutual   and  reciprocal  covenants  and  agreements  hereinafter
contained, and intending to be legally bound hereby, do contract and agree as follows:

     1. Employment: Company hereby employs Skeen and Skeen hereby accepts employment by Company and agrees to perform his duties and responsibilities hereunder upon all of the terms and conditions as are hereinafter set forth.

      2. Duties: Skeen shall serve in the capacities of Chief Executive Officer and Chairman of the Board of the Company and of any other entity(ies) to which the Company's obligations under this Agreement shall be assigned pursuant to Paragraph 11. Skeen shall be responsible for supervising and directing all operations of the Company. All other officers of the Company shall report to Skeen. Skeen shall otherwise be responsible for carrying out all duties assigned to the Chairman by the Company's Board of Directors and under ACAH's and ACA's Bylaws. The Company shall use its good faith efforts to ensure that Skeen continues to serve as a member of the Company's Board of Directors.

     3. Terms of Employment: Skeen's term of employment under this Agreement shall commence on the Effective Date and shall terminate on the last day of the calendar month which is thirty-six (36) calendar months after the Effective Date, unless further extended as hereinafter set forth. Commencing on each successive anniversary of the Effective Date, the Agreement shall automatically be extended for an additional twelve (12) months without further action by either party unless one party provides the other sixty (60) days' written notice that such party does not wish to extend the term of this Agreement.

     4. Extent of Service: Skeen shall devote such time and attention as is required to perform his obligations under this Agreement and will at all times faithfully and industriously, consistent with his ability, experience and talent, perform his duties hereunder.

     5. Compensation: During the term of this Agreement, Company agrees to pay to Skeen, and Skeen agrees to accept from Company, in full payment for services rendered by Skeen and work to be performed by him under the terms of this Agreement, the following:

          A. An annual base salary of Three-Hundred Ninety Five Thousand Dollars ($395,000) shall be paid to Skeen. Commencing October 1, 2000 and each October 1 thereafter, the amount of Skeen's base salary shall be increased as determined by the Compensation Committee of the Board of Directors of the Company; provided, however, that in no event shall Skeen's annual base salary be less than the previous year's annual base salary. Skeen's base salary for each year shall be payable to him in accordance with the reasonable payroll practices of the Company as from time to time in effect for executive employees (but in no event less often than monthly).

            B. Skeen shall participate in the Company's Management Incentive Program, or any successor bonus plan or program for management employees. In addition, if the Company maintains an additional executive/management bonus plan, then Skeen's bonus arrangement shall be at least consistent with the provisions of such bonus plan.

           C. Skeen shall be eligible for an additional annual bonus under an executive performance bonus plan currently known as Senior Management Incentive Plan for so long as the Board of Directors determines to maintain such plan. Under such plan, each calendar year, Skeen shall be entitled to receive a bonus equal to specified percentage of base salary upon the attainment of certain pre-established goals. The maximum bonus under this plan assuming all goals are met will not be less than 100% of
base  salary.   Such  goals and percentage  of  salary  shall  be
determined by the Compensation Committee of the Board of Directors of the Company prior to the commencement of each plan year. The bonus amount each year shall be paid in a single cash lump sum paid at the time period provided under such plan, at the same time as paid to other eligible employees, and generally no later than 90 days after the end of the plan period.

           D. Skeen will be entitled to deferred compensation ("Deferred Compensation") as described in this section. The Company will make Deferred Compensation contributions at the rate of one hundred percent (100%) of Skeen's annual base salary beginning with 1999 contributions. Deferred Compensation will be based on Skeen's annual base salary in effect on January 1 in each year beginning 2000, and will be payable as of January 1 in each year beginning 2000. Such contributions will be applied toward funding such deferred compensation program as the Company and Skeen may agree to from time to time, consistent with the funding and vesting provisions of this Agreement.

     The method of funding of Deferred Compensation, and the timing of the actual payment of contributions, shall be agreed between the Company and Skeen from time to time. As of the date hereof, the Deferred Compensation program is provided under a split dollar life insurance arrangement with Phoenix Home Life Mutual - (the "Split Dollar Agreement". The Company may implement a substitute Deferred Compensation plan not tied to a Split Dollar Agreement so long as (1) the amount contributed by the Company on Skeen's behalf equals the amount set forth herein, and (2) the vesting schedule, credit for Years of Service, and terms of distribution are all at least as favorable to Skeen as set forth herein. The Company shall continue to abide by the terms of the Split Dollar Agreement with Skeen previously executed the 29th day of December, 1995, which shall provide for a split dollar plan for a policy of insurance upon the life of Skeen in a face amount to be mutually agreed upon between Skeen and the Company. For so long as the Split Dollar Agreement shall serve as the deferred compensation program under this Agreement, the following terms shall apply:

           (i) Skeen shall be the owner of the policy under the Split Dollar Agreement and will have the right to designate his beneficiary with respect to proceeds of the policy payable upon his death; provided, however, that notwithstanding the foregoing, the Company shall have a collateral assignment of the policy as security for the repayment of the amounts contributed by the Company toward the payment of premiums for the policy.

          (ii) The Company shall, except as provided in Paragraph 5D(iii) below, each year as required under the Split Dollar Agreement and the related policy, pay, on or before the due date(s) under the terms of the policy, the entire amount of the annual premium due on the policy acquired pursuant to the terms of the Split Dollar Agreement. The annual premium due on the policy will be the amount of the Company's contribution to deferred compensation calculated as described above.

          (iii) The "Deferred Compensation Ending Date" shall mean the date of Termination Date (as defined below) if Skeen's employment with the Company is terminated at any time under circumstances that do not entitle him to Severance Compensation pursuant to Section 10 of this Agreement, or shall mean the last day of the Severance Period (as defined in Section 10) if Skeen is entitled to Severance Compensation. During a Severance Period, Deferred Compensation shall continue pursuant to the terms of 10.E.(iii) hereof. Upon the Deferred Compensation Ending Date, the following shall occur:

               (a) The applicable vested percentage of Skeen's interest in Deferred Compensation shall be calculated as provided herein. Skeen will be entitled to receive the deferred compensation benefit provided under such deferred compensation program only to the extent he is vested in the Company's contributions. Vesting will be based upon "Years of Service", with Skeen to be credited with one Year of Service for completion of each twelve (12) consecutive month period of employment with the Company beginning January 1, 1996 and ending on the Deferred Compensation Ending Date. (That is, Skeen will be credited with Years of Service for any applicable Severance Period, as further provided in
          Section 10.E.(iv) hereof.) Skeen will become vested in the deferred compensation based on the following schedule:


                YEARS OF SERVICE    PERCENTAGE VESTED

                 Less than 4              0%
          At least 4 but less than 5     25%
          At least 5 but less than 6     35%
          At least 6 but less than 7     50%
          At least 7 but less than 8     65%
          At least 8 but less than 9     80%
                  At least 9             100%

          In the event of a Change in Control (as defined in Paragraph 8.C. of this Agreement) of the Company, Skeen shall become immediately 100% vested in his Deferred Compensation amount notwithstanding the above vesting schedule.

               (b) The Split Dollar Agreement shall continue in full force and effect and survive separate and apart from this Agreement; provided, however, that the Company shall, at its election, have no further obligation to pay any premium on the policy under the Split Dollar Agreement which has a due date after the Deferred Compensation Ending Date and such obligation shall be transferred to Skeen.

               (c) The Company shall pay to Skeen whatever "Deferred Compensation" amount is equal to the applicable vested percentage of the total policy premiums paid by the Company pursuant to the Split Dollar Agreement. The Company shall make this payment within thirty (30) days following the Deferred Compensation Ending Date by releasing its interest in the policy, or a portion thereof, on Skeen's life acquired pursuant to the terms of the Split Dollar Agreement, or any or all of the paid up additions standing to the credit of such policy, if any, such that such released interest equals the Deferred Compensation amount paid to Skeen pursuant to this Paragraph 5D. The Company agrees that the amount of any such release of interest by the Company shall reduce the amount of "Liabilities" (as such term is defined in the Agreement of Assignment of Life Insurance Death Benefit As Collateral entered into between Skeen and the Company in connection with the Split Dollar Agreement) owed to the Company in connection with the Split Dollar Agreement and related Collateral Assignment Agreement. Accordingly, the Company also agrees to reduce to such extent its collateral assignment of the policy pursuant to the Split Dollar Agreement and related Collateral Assignment Agreement.

     E. The Company may pay Skeen discretionary compensation, bonuses and benefits in addition to those provided for herein in such amounts and at such times as the Compensation Committee of the Board of Directors of the Company shall determine.

     F. Compensation Upon a Change in Control. Upon a Change in Control, whether or not Skeen's employment has terminated, Skeen shall receive all of the following compensation, paid at the time of the Change in Control:

           (i) Salary. A payment in the amount of 300% of Skeen's annual base salary in effect at the time of the Change in Control.

          (ii) Bonus. For all bonus plans in which Skeen is participating as of a Change in Control, the Company shall pay to Skeen a one-time bonus. This payment shall consist of the amount calculated by the formula [(x + y) * z] where (x) is Skeen's base pay earned year to date in the year of the Change in Control, (y) is the amount which is three times Skeen's annual base salary in effect at the time of the Change in Control, and (z) is the percentage which under each plan is the maximum percentage of base pay that Skeen was eligible to earn during the year in which the Change in Control occurred assuming all targets were met in full, whether or not said targets actually were met. Payments under this Subparagraph 5.F.(ii) shall be considered to be full compensation for all amounts due to Skeen for bonus plans in which he was participating as of the Change in Control, and he shall not be entitled to any further payments under any of said plans during the year of participation. Notwithstanding the above, any bonus due to Skeen for years (or other applicable bonus period) completed prior to the Date in which the Change of Control occurs but not yet paid shall be paid in addition to the bonus described herein.

          (iii) Disability Insurance. The Company will prepay, to the time of Skeen's reaching age 65, the premiums due on any disability insurance policy as was provided to Skeen as of the time of Change in Control. In the event that the Company discontinued or reduced the amount of coverage of any disability insurance within one year preceding a Change in Control, the Company shall at the time of the Change in Control re-establish disability insurance to the amount previously provided and with equivalent coverage, and shall prepay future premiums as provided herein.

          (iv) Other Events Upon a Change in Control. Skeen shall receive all of the other benefits separately provided herein or in other agreements as occurring upon a Change in Control. These include vesting of unvested stock options and restricted stock, and vesting of deferred compensation. In the event a Change in Control occurs, Skeen shall be entitled to the insurance benefits provided upon Change in Control per Paragraph 10.E.(v), the travel benefits provided upon Change in Control per Paragraph 10.E.(viii), and the use of Company aircraft provided upon termination of employment per Paragraph 10.E(x). These benefits will apply at the time of termination of Skeen's employment, even if Skeen's employment is subsequently terminated in a fashion that does not give rise to Severance Compensation.

          (v) If, as a result of payments provided for under or pursuant to this Agreement together with all other payments in the nature of compensation provided to or for the benefit of Skeen under any other agreement in connection with a Change in Control, any state, local or federal taxing authority imposes any taxes on Skeen that would not be imposed on such payments but for the occurrence of a Change in Control, including any excise tax under Section 4999 of the Internal Revenue Code and any successor or comparable provision, then, in addition to any other benefits provided under or pursuant to this Agreement or otherwise, the Company (including any successor to the Company) shall pay to Skeen at the time any such payments are made under or pursuant to this or the other agreements, an amount equal to the amount of any such taxes imposed or to be imposed on Skeen (the amount of any such payment, the "Parachute Tax Reimbursement"). In addition, the Company (including any successor to the Company) shall "gross up" such Parachute Tax Reimbursement by paying to Skeen at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise) that are or will be payable by Skeen as a result of the Parachute Tax Reimbursement being paid or payable to Skeen and/or as a result of the additional amounts paid or payable to Skeen pursuant to this sentence, such that after payment of such additional taxes Skeen shall have been paid on a net after-tax basis an amount equal to the Parachute Tax Reimbursement. The amount of any Parachute Tax Reimbursement and of any such gross-up amounts shall be determined by the Company's independent auditing firm, whose determination, absent manifest error, shall be treated as conclusive and binding absent a binding determination by a governmental taxing authority that a greater amount of taxes are payable by Skeen.

     G. Subsequent Termination Following a Change in Control. In the event that Skeen's employment is terminated upon or within one year following the Change in Control such that Skeen would be entitled to Severance Compensation, any amounts due at the time of termination as Severance Compensation under 10.E.(i) and 10.E.(ii) herein shall be reduced by any amounts paid under Paragraph 5.F.(i) and 5.F.(ii) at the time of Change in Control (under no circumstances would Skeen be required to repay the amounts paid to Skeen under Paragraph 5.F(i) and 5.F(ii)), but Skeen will be entitled to all other Severance Compensation as provided in Paragraph 10.E. herein. In the event that Skeen's employment is terminated more than one year following the Change in Control, Skeen will be entitled to the benefits provided in Paragraphs 10.E.(i) and 10.E.(ii) herein.

      6.  Benefits:

           A. The Company shall pay for or provide Skeen such vacation time and benefits, including but not limited to, coverage under Company's major medical, accident, health, dental, disability and life insurance plans, as are made available to other executive employees of Company generally (and, to the extent provided by such policies, to Skeen's dependents).

          B. The Company agrees to promptly reimburse Skeen for any otherwise unreimbursed premiums and/or uncovered medical expenses up to $10,000 per calendar year under a written medical reimbursement plan maintained for Skeen and other key executive employees. If such payments are taxable to Skeen, the Company shall pay Skeen a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

           C.    Skeen  shall be eligible to participate  in  any
profit sharing plan, employee stock ownership plan or other qualified retirement plan adopted by Company to the same extent as other executive employees of Company. Skeen shall also be eligible to participate in any stock option, stock appreciation rights or stock purchase plans or programs or nonqualified deferred compensation arrangements of Company, which participation shall be at levels at least equal in value to such benefits provided by Company to other key executive employees of Company.

          D. The Company agrees to reimburse Skeen for the cost of investment and tax planning services up to $5,000 incurred during each calendar year. If such payments are taxable to Skeen, the Company shall pay Skeen a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

           E. Skeen shall be permitted to use the Company's aircraft from time to time for business entertainment purposes or personal use, with personal use to be subject to the following limitations: (i) Skeen's request on timing and type of aircraft should be reasonable as to not impact the operation of the airline; (ii) no more than 10 segments (i.e., 5 round trips) per calendar year, excluding ferry flights; (iii) trip length not to exceed 800 nautical miles.

      7. Reimbursement of Expenses: The Company agrees to promptly reimburse Skeen, within fifteen (15) days after presentation of receipts and other appropriate documentation, for all reasonable, ordinary and necessary travel costs and other necessary expenses incurred by Skeen in performing his duties pursuant to this Agreement.

     8.   Stock Options:

          A. Company agrees to continue in force a stock option plan or one which is substantially similar to the existing plan ("Stock Option Plan"), which has been approved by the shareholders of the Company and, on the first business day in each October commencing in October, 2000, and (subject to the provisions of Paragraph 10.A.(vii)) continuing so long as Skeen is employed by the Company to grant Skeen options under the Stock Option Plan to purchase not less than 100,000 shares of the common stock of ACAH at the price per share at the closing of the trading market on the last business date prior to such grant. The Company also agrees to approve the issuance of such additional shares as are necessary to enable Skeen to exercise such options. The Company will not be required to reserve shares from existing plans to cover future obligations under this paragraph, but will use reasonable efforts to obtain shareholder approval as necessary from time to time to make a sufficient number of additional shares available on a timely basis, and will provide Skeen with equivalent alternative compensation should approval not be obtained. The terms of the grant of such options granted after January 1, 2000 shall provide that (a) Skeen's right to exercise such options shall vest and become exercisable over the four-year period beginning on the date of each grant at the rate of one-fourth per year (i.e., one-fourth shall vest and become exercisable on the first anniversary of the grant) so long as Skeen is employed by the Company, (b) Skeen's right to exercise such options to purchase the entire number of shares covered thereby, and the grant of restricted stock to Skeen, shall become immediately 100% vested in the event there is a Change in Control (as hereinafter defined) or in the event Company shall otherwise become obligated to provide Skeen with Severance Compensation as provided in Paragraph 10.e. herein, (c) such options shall be exercisable for ten (10) years after the date of the grant so long as Skeen is employed by the Company and
(d) Skeen shall have the right to exercise such vested options within ninety (90) days following any termination of Skeen's employment except that in the case of termination of employment for which Skeen is entitled to "Severance Compensation" as provided herein, in which case the terms of Paragraph 10.E.(iii) shall apply. Notwithstanding the above, the terms of the grant of such options shall be no less favorable to Skeen than the terms of options granted as of the time of the grant to other senior executive officers.

           B. In addition to the foregoing, if the Company in the exercise of its discretion, shall grant Skeen any additional stock options, such options shall contain terms and conditions which are at least as favorable to Skeen as those set forth in this Paragraph 8. All outstanding options previously issued to Skeen prior to the Effective Date of this Amended and Restated Severance Agreement shall also be subject to the foregoing terms, except that vesting periods shall be as stated in the existing option agreements, and except that no such terms shall be applicable to options intended to qualify as Incentive Stock Options if and to the extent such terms would be deemed to result in a "material modification" of such options (for example, Skeen will not be entitled to more than 90 days to exercise such options following any termination of employment other than on account of death or disability, in which case he will be entitled to one year to exercise such options).

          C. For purposes of this Agreement, a "Change in Control" shall be deemed to occur on the earliest of (a) an acquisition (other than directly from Company) of any securities of Company entitled to vote for the election of Directors (the "Voting Securities") by any "person or group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of
1934) other than an employee benefit plan of Company, immediately after which such person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the combined voting power of Company's then outstanding Voting Securities; (b) announcement by any "person or group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of its acceptance for payment of securities tendered pursuant to a tender offer or exchange offer initiated by such person owning or representing securities constituting more than twenty percent (20%) of the combined voting power of Company's then outstanding Voting Securities; (c) the approval by the Company's stockholders of
(1) a merger, consolidation or reorganization involving Company or a transfer of substantially all of the assets of Company (other than to an entity or entities owned by Company), unless the company resulting from such merger, consolidation or reorganization or the company to which such assets are transferred (the "Surviving Corporation") shall adopt or assume this Agreement and the stockholders of Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least eighty percent (80%) of the combined voting power of the Surviving Corporation in substantially the same proportion as their ownership immediately before such merger, consolidation or reorganization, or (2) a complete liquidation or dissolution of Company; or (d) persons who on the date of this Agreement are directors of Company, together with people nominated by a majority of them or by persons who were nominated by them, cease for any reason to constitute a majority of Company's Board of Directors.

           D. The Company has granted to Skeen options, under the Stock Option Plan and pursuant to a Company Stock Option Agreement, to purchase 100,000 shares of the common stock of ACAH, effective as of July 21, 1999 at the price per share at the closing of the trading market on July 20, 1999. Skeen acknowledges that said grant is in lieu of grants that were to be made to him effective January 1, 2000 pursuant to the terms of this Agreement as existed prior to the execution of Amendment Number One.

     9. Deductions: Deductions shall be made from Skeen's compensation for social security, Medicare, federal, state and local withholding taxes, and any other such taxes as may from time to time be required by any governmental authority.

     10. Termination: Skeen's employment with the Company shall be terminated only in accordance with the following provisions:

          A.   Disability.

                (i)  In the event Skeen shall become mentally  or
physically disabled so as to have been unable to perform his duties hereunder for twelve (12) consecutive months, subject to Skeen's right to return to work as provided below, Company shall have the right to terminate Skeen's employment with Company upon the expiration of such twelve (12) month period; provided, however, that upon any such termination Company shall be obligated to provide Skeen with Severance Compensation as provided in Paragraph 10.E. herein. Such twelve-month period shall be deemed to have commenced on the date when Skeen is first unable to perform his duties on a substantially full-time basis because of mental or physical disability and shall end on the date on which Skeen shall return to the substantial full-time performance of his duties. If at the expiration of such twelve
(12) month period, the Company shall desire to terminate Skeen on the basis of disability, it shall give written notice to him. Skeen's employment shall thereafter be terminated if he does not return to substantial full-time performance of his duties within ten (10) calendar days after such notice is given.

               (ii) Nothing contained herein shall be construed to affect Skeen's rights under any disability insurance or similar policy, whether maintained by the Company, Skeen or another party. The Company may utilize a disability policy to fund, in whole or in part, the compensation that would be due to Skeen during the term of or in the event of a disability, in which case the proceeds of the policy would not be in addition to any compensation otherwise payable to Skeen.

                (iii) For purposes of this Agreement, Skeen shall be deemed to be disabled when he shall have been absent from his duties because of sickness, illness, injury or other physical or mental infirmity on a substantially full-time basis. In the event of a dispute as to whether Skeen is disabled, the issue of the determination of disability shall be submitted to a Board of Arbiters for a binding decision under the procedures set forth in Paragraph 10.A.(v) below.

                 (iv)At the end of any disability (other than a disability that results in the termination of Skeen's employment with the Company), Skeen shall return to work and this Agreement shall continue as though such disability had not occurred.

               (v) If there is a dispute as to whether Skeen is subject to any disability, the issue shall be submitted to a Board of Arbiters (whose decision shall be binding on the Company and Skeen) consisting of three persons: one physician who specializes in the physical or mental disability in dispute (hereinafter referred to as a "Specialist") shall be appointed on behalf of Company by the Board of Directors of Company (with Skeen having no vote on this question); a second Specialist shall be appointed by Skeen and a third Specialist shall be appointed by the two Specialists so appointed. The decision of a majority of such Specialists shall be binding upon the parties hereto. If a majority of the Specialists determines that Skeen is not subject to any disability for purposes of this Agreement, Skeen shall return to work under the provisions hereof. Such Specialists may physically examine Skeen, who hereby consents to such examination and to make available any pertinent medical records. The cost of such Specialists shall be paid by Company.

                (vi) If it is determined that Skeen can return to work hereunder on a part-time basis, the parties agree to use good faith efforts to negotiate the terms of Skeen's return to work.

                (vii) During any period in which Skeen is disabled but his employment shall not have been terminated, Skeen shall continue to receive his base salary and any applicable bonus, and shall continue to receive all benefits as an employee and as provided herein generally. Any options previously granted shall continue to vest, but no new options shall be issued to Skeen.

                (viii) During any period in which Skeen is disabled but his employment shall not have been terminated, Skeen shall continue to be credited with Years of Service for purposes of vesting of Deferred Compensation as set forth in Paragraph 5.D.

          B.   Death.

                 (i) Skeen's employment with Company shall terminate immediately upon Skeen's death; provided, however, that Company shall be obligated to provide the Severance Compensation as specified in Paragraph 10.E. herein to Skeen's estate, heirs or beneficiaries.

                (ii) Nothing contained herein shall be construed to affect Skeen's rights under any life insurance or similar policy, whether maintained by Company, Skeen or another party. The Company may utilize a life insurance policy to fund, in whole or in part, the Severance Compensation that would be payable in the event of Skeen's death, in which case the proceeds of any such policy other than the Split Dollar Agreement would not be in addition to any Severance Compensation otherwise payable under this Paragraph 10.B.

          C.   Termination by Skeen.

                (i) Without Good Reason. Skeen may, without "Good Reason" (as hereinafter defined), terminate his employment by giving to Company sixty (60) days' written notice by Certified Mail, Return Receipt Requested, at the office of Company, and such termination shall be effective on the sixtieth (60th) day
following  the date of such notice (the "Termination Date").   In
such event, Skeen (i) shall continue to render his services up to the Termination Date if so requested by Company and (ii) shall be paid his regular base salary and shall receive all benefits up to the Termination Date. Skeen will be entitled to payment of any bonus due but not yet paid for prior bonus periods, and for a pro-rata bonus amount for the bonus period in which the termination occurs pursuant to this Paragraph 10.C.(i) but will not be entitled to Severance Compensation or to any other compensation, bonus or fringe benefits accrued after the Termination Date. The bonus payable to Skeen will be paid at the same time it would have been paid had Skeen's employment not been terminated, will be based on the achievement of targets for the entire bonus period without regard to interim results as of the termination date, and will be paid pro-rata based on the number of full months Skeen was employed within the bonus period divided by the total number of months in the bonus period.

                (ii) With Good Reason. Skeen may terminate his employment with Company immediately for Good Reason. In the event Skeen's employment with Company is terminated by Skeen for Good Reason, Company shall be obligated to provide Skeen with Severance Compensation as provided in Paragraph 10.E. herein". Good Reason" shall mean any of the following (without Skeen's express prior written consent):

                    (a) The assignment to Skeen by Company of duties inconsistent with Skeen's positions, duties, responsibility and status with Company, or any removal of Skeen from or any failure to re-elect Skeen to his positions, including his position as a member of the Company's Board of Directors (except in connection with the termination of his employment for disability, death or for cause as provided herein), unless cured within fifteen (15) days of Skeen giving written notice thereof to the Company.

                    (b) Any material adverse change in any benefit plan or arrangement in which Skeen is participating and which is not applicable generally to other key executive
employees   of   Company  who  participate  in   such   plan   or
arrangement), unless cured within fifteen (15) days of Skeen giving written notice thereof to the Company.

                      (c)   Skeen's  relocation  outside  of  the
Washington D.C./ Northern Virginia region without his consent, except for required travel by Skeen on Company business; provided, however, that if the Board of Directors of Company determines to relocate Company's principal executive offices, Company shall pay all of Skeen's reasonable moving and other relocation expenses, the Board of Directors shall make such adjustments in Skeen's salary as it reasonably deem necessary to reflect the increased costs of living in the new location, and Skeen shall be obligated to perform his services generally at such new location and such relocation shall not constitute "Good Reason" hereunder.

                    (d)   Any material breach by Company  of  any
provisions of this Agreement which is not cured by Company within fifteen (15) days of Skeen giving written notice thereof to the Company.

                     (e)   Except  in the case of  disability  or
death, any purported termination of Skeen's employment by the Company which is not effected pursuant to sixty (60) days' prior written notice of termination.

                      (f)   Any  termination  by  Skeen  of   his
employment with the Company which is effected as a result of, in connection with or within two (2) years following a "Change in Control" as defined and determined under Paragraph 8.C. of this Agreement; provided that any amounts due at the time of termination as Severance Compensation under 10.E.(i) and 10.E.(ii) herein shall be reduced by any amounts paid under Paragraph 5.F(i) and 5.F(ii). at the time of Change in Control. (Under no circumstances would Skeen be required to repay the amounts paid to Skeen under Paragraph 5.F(i) or 5.F(ii).) . The two year period will be deemed to mean any notice given within two years following a Change in Control where an actual termination occurs within sixty days following said notice.

          D.   Termination by Company.

                (i) Without Cause. Company may, without cause, terminate Skeen's employment under this Agreement at any time by giving Skeen sixty (60) days' written notice thereof, and such termination shall be effective on the sixtieth (60th) day following the date such notice is given (said 60th day, the "Termination Date"). Company shall be obligated to provide Skeen with Severance Compensation as provided in Paragraph 10.E. herein. At the option of Company, Skeen's employment shall be immediately terminated upon the Company giving such notice, in which case Skeen shall continue to receive his full base salary and related fringe benefits through the Termination Date. Notwithstanding any provision of this Agreement to the contrary, any termination of Skeen's employment by the Company, for any reason or no reason, within two years following a "Change in Control", as defined and determined under Paragraph 8.C. of this Agreement, shall automatically be deemed to be a termination without cause.

                (ii) For Cause. Company may terminate Skeen's employment under this Agreement immediately for "cause." In such event, Skeen will be entitled to payment of a pro-rata bonus amount to the date of termination of employment, but will not be entitled to Severance Compensation or to any other compensation, bonus or fringe benefits accrued after the date of termination of employment. The bonus amount payable to Skeen will be calculated in the same fashion as in the case of termination by Skeen without good reason, as set forth in Paragraph 10.C.(i) above. Cause shall be defined as any of the following: (i) willful unauthorized misconduct in the material performance of Skeen's duties hereunder, (ii) commission of an act of theft, fraud or dishonesty by Skeen, which act is materially harmful to Company,
(iii) material breach of any provision of this Agreement if such breach has not been cured by Skeen (or if Skeen has not compensated the Company for such breach by payment of an amount deemed reasonable by the Company if the breach cannot be cured) within fifteen (15) days after the Company gives Skeen written notice of such breach. Any termination under this Paragraph 10.D.(ii) shall take effect immediately upon the Company giving Skeen written notice thereof.

          E. Severance Compensation. "Severance Compensation" is defined as all of the compensation and benefits described in this Paragraph 10.E. It will be provided to Skeen upon the occurrence of any of the events described elsewhere in this Agreement as providing for Skeen's receipt of Severance Compensation, but not in any other circumstances except to the extent that individual components of Severance Compensation may be separately provided pursuant to the terms of this Agreement. "Termination Date" is defined as the last day of Skeen's employment with the Company. "Severance Period" is defined as the period beginning on the day following the Termination Date and ending on the day which is three years following the Termination Date. The compensation and benefits to be provided as Severance Compensation are as follows:

               (i) Severance Pay. Throughout the Severance Period, Skeen will receive severance pay at the rate of 100% of his annual base salary in effect at the time of his termination, to be paid on the Company's regular payroll payment dates at the same time and in the same fashion as the Company's regular payroll payments.

               (ii) Bonus. For all bonus plans in which Skeen is participating as of the Termination Date, the Company shall pay to Skeen a one-time bonus. LThis payment shall consist of the amount calculated by the formula [(x + y) * z] where (x) is Skeen's base pay earned year to date in the year of Termination,
(y) is three times Skeen's annual base salary in effect at the time of Termination, and (z) is the percentage which under each plan is the highest percentage of base pay paid to Skeen under said plan during any one of the five years immediately preceding the year in which the Termination Date occurs. This bonus will be paid within thirty days following the Termination Date. It shall be considered to be full compensation for all amounts due to Skeen for bonus plans in which he was participating as of the Termination Date, and he shall not be entitled to any further payments under any of said plans during the Severance Period or thereafter. Notwithstanding the above, any bonus due to Skeen for years (or other applicable bonus period) completed prior to the Termination Date but not yet paid shall be paid in addition to the bonus described herein.

               (iii) Stock Options. All options to purchase shares of ACAH stock that have been granted to Skeen shall become 100% vested as of the Termination Date. All options that would have been granted to Skeen in the future pursuant to Paragraph 8.A. hereof shall not be granted if the date on which they would have been granted occurs after the Termination Date, even though said date may occur during the Severance Period. Skeen (or, in the case of death, his estate or his beneficiaries) shall have the right to exercise such vested options until the earlier of the original expiration date of said option, or a date determined as follows: (a) for options not intended to qualify as Incentive Stock Options, Skeen shall have the right to exercise vested options any time prior to the end of the Severance Period;
(b) for options intended to qualify as Incentive Stock Options where termination is caused by reasons other than his death or disability, Skeen shall have the right to exercise within 90 days following termination of his employment; (c) for options intended to qualify as Incentive Stock Options where termination is caused by his death or disability, Skeen (or his estate or his beneficiaries) shall have the right to exercise within one year following termination of his employment.

               (iv) Deferred Compensation.  The Deferred
Compensation program will continue throughout the Severance Period, including Skeen's accumulation of Years of Service for vesting purposes, and including the Company's continuation of contributions. The Split Dollar Agreement shall continue in full force and effect through the Severance Period and shall survive separate and apart from this Agreement, and the Company's obligation to pay all premiums pursuant to this Agreement shall continue in accordance with the terms of the Split Dollar Agreement for the Severance Period. At the end of the Severance Period, Skeen shall receive his vested interest and any obligation to pay premiums shall be transferred to Skeen. Alternatively, the Company may elect to pay such amounts to Skeen as would be payable during the Severance Period by the Company under the Deferred Compensation program in a single lump sum payment within fifteen (15) days after the Termination Date.

               (v)  Insurance Programs.  Coverage under the
Company's major medical, accident, health, dental, disability and life insurance plans as from time to time provided to other executive employees of the Company (and, to the extent provided by such policies, to Skeen's dependents) shall continue to be paid for by the Company during the Severance Period, or, in the event of Skeen's termination upon or following a Change of Control of the Company as defined in Paragraph 8.C., for the longer of the Severance Period or the remainder of Skeen's and his spouse's life. Provided, however, if such coverage cannot be continued during the Severance Period or until Skeen's and his spouse's death, as the case may be, under the terms of such policies or plans, the Company shall reimburse Skeen for the cost of comparable coverage under individually obtained policies or for COBRA coverage, or shall make other arrangements to assure that Skeen has comparable coverage.

               (vi) Vacation. Vacation shall not continue to accrue after the Termination Date under any circumstances.

               (vii) Executive Medical Reimbursement Plan and Investment and Tax Planning. Throughout the Severance Period, the Company will continue to promptly reimburse Skeen for any otherwise unreimbursed premiums and/or uncovered medical expenses up to $10,000 per calendar year under a written medical reimbursement plan maintained for the Company's key executive employees, and for the $5,000 per year investment and tax planning service expenses, incurred during each calendar year, including the tax gross-up, if applicable.

               (viii) Travel Benefits. Skeen and his wife shall be provided with free travel on the Company's planes or on the planes of any successor in interest to the Company on a positive space basis. The above travel will be first class on aircraft offering more than one class of service. These travel benefits will be provided throughout the Severance Period, or, in the event of a Change of Control of the Company as defined in Paragraph 8.C., for the longer of the Severance Period or the remainder of Skeen's life. Skeen shall not be entitled to travel benefits on any other airline.

               (ix) Deductions for Taxes. Subject to Paragraph 5.F(v), any compensation due to Skeen hereunder will be subject to deductions for social security, federal and state withholding taxes, and any other such taxes as may from time to time be required by governmental authority.

           (x) The limited use of Company aircraft as provided herein shall continue throughout the Severance Period and shall continue thereafter until such time as Skeen has reached age 65. Skeen may elect to receive a lump sum cash payment equal to the present value of said benefit.

     11. Assignment: This Agreement, as it relates to the employment of Skeen, is a personal contract and the rights and interests of Skeen hereunder may not be sold, transferred, assigned, pledged or hypothecated. However, this Agreement shall inure to the benefit of and be binding upon Company and its successors and assigns including, without limitation, any corporation or other entity into which Company is merged or which acquires all or substantially all of the outstanding common stock or assets of Company. At any time prior to a Change in Control, Company may provide, without the prior written consent of Skeen, that Skeen shall be employed pursuant to this Agreement by any of its affiliates instead of or in addition to Company, and in such case all references herein to the "Company" shall be deemed to include any such entity, provided that (i) such action shall not relieve Company of its obligation to make or cause an affiliate to make or provide for any payment to or on behalf of Skeen pursuant to this Agreement, and (ii) Skeen's duties and responsibilities shall not be significantly diminished as a result thereof. Unless otherwise agreed to by Skeen, Company shall provide that Skeen shall be employed pursuant to this Agreement by any other entities to which ACAH or ACA may after the date of this Agreement transfer or assign any of the operations or businesses operated by either of them as of the date of this Agreement, and in such case all references herein to the "Company" shall be deemed to include any such entities, provided that such action shall not relieve Company of its obligation to make or cause an affiliate to make or provide for any payment to or on behalf of Skeen pursuant to this Agreement. The Board of Directors may assign any or all of its responsibilities hereunder to any committee of the Board, in which case references to the Board of Directors shall be deemed to refer to such committee.

      12. Invalid Provisions: The invalidity of any one or more of the paragraphs or provisions of this Agreement shall not affect the reasonable enforceability of the remaining paragraphs or provisions of this Agreement, all of which are inserted herein conditionally upon being valid in law; and in the event one or more of the paragraphs or provisions contained herein shall be invalid, this instrument shall be construed as if such invalid paragraphs or provisions had not been inserted or, alternatively, said paragraphs or provisions shall be reasonably limited to the extent that the applicable court interpreting the provisions of this Agreement considered to be reasonable.

      13. Specific Performance: The parties hereby agree that any violation by Skeen of the covenants and agreements contained herein shall cause irreparable damage to Company, and Company may, as a matter of course, enjoin and restrain said violation by Skeen by process issued out of a court of competent jurisdiction, in addition to any other remedies that said court may see fit to award.

     14.   Binding Effect:  All the terms of this Agreement shall
be  binding  upon and inure to the benefit of the parties  hereto
and   their  respective  legal  representatives,  successors  and assigns.

      15. Attorneys' Fees: Company shall pay all legal fees incurred by Skeen in connection with the preparation of this Agreement promptly after submission of a bill therefor. In the event an action is taken by either party to enforce this Agreement or resolve a dispute in connection herewith, the prevailing party shall be entitled to recover the costs incurred with the prosecution and defense of such action, including reasonable attorney's fees.

      16.   Waiver  of Breach or Violation Not Deemed Continuing:
The waiver by either party of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof.

     17.    Entire  Agreement;  Law  Governing:   This  Agreement
supersedes in its entirety any and all other agreements (specifically including any earlier versions of this Severance Agreement), either oral or in writing, between the parties hereto with respect to the subject matter hereof, by and between Company and Skeen, and contains all the covenants and agreements among the parties with respect to such subject matter. This Agreement shall be construed in accordance with the laws of the
Commonwealth of Virginia. Skeen hereby acknowledges that he was represented by counsel of his choosing in the drafting and negotiation of this Agreement and that he reviewed this Agreement with and was advised as to each of the terms thereof by such counsel. In interpreting this Agreement, a court shall not treat either party as the draftsman of the Agreement.

     18. Paragraph Headings: The Paragraph headings contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

     19. Release by Skeen. In the event of a termination of employment by Skeen that results in the payment of Severance Compensation to him pursuant to the terms of this Agreement, in consideration for such Severance Compensation, Skeen hereby agrees to execute a full and complete release to the Company releasing any and all claims that he may have against the Company including any claims relating to his termination of employment.

     20. Notices. All notices permitted or required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 20, for all purposes when presented personally to such party (which in the case of notice to the Company, shall be presented to the person holding the office or offices identified below) or sent by facsimile transmission, any national overnight delivery service, or certified or registered mail, to such party at its address set forth below:

          If to Skeen, to the most recent address indicated for Skeen's residence in the personnel records of Company, unless
Skeen gives written notice that such notices are to be delivered to another address.

          If to ACA or the Company:

          Atlantic Coast Airlines Holdings, Inc.
          Atlantic Coast Airlines
          Atlantic Coast Jet, Inc.
          515A Shaw Road
          Dulles, VA  20166
          Attention:  General Counsel or Corporate Secretary
          Fax No. (703) 925-6294

Such notice shall be deemed to be given and received when delivered if delivered personally, upon electronic or other confirmation of receipt if delivered by facsimile transmission, the next business day after the date sent if sent by a national overnight delivery service, or five (5) business days after the date mailed if mailed in the continental United States by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

A copy of any notice given to Skeen shall be sent to:

          Robert E. Madden
          Carr Goodson Lee & Warner
          1301 K Street, NW
          Suite 400, East Tower
          Washington, DC  20005-3300
          Fax No. (202) 310-5555
      IN WITNESS WHEREOF, the Company has hereunto caused this Agreement to be executed by a duly authorized officer and Skeen has hereunto set his hand as of the day and year first above written.

WITNESS:



________________________________
_____________________________
                                   Kerry B. Skeen

                                   COMPANY:

ATTEST:                                 ATLANTIC COAST AIRLINES
                                   HOLDINGS, INC.



_______________________________                               BY:
____________________________
Richard   J.  Kennedy,                                C.   Edward
Acker,
     Secretary                          Chairman      of      the
                                        Compensation Committee of
                                        the Board of Directors

ATTEST:                            ATLANTIC COAST AIRLINES



_______________________________                               BY:
____________________________
Richard J. Kennedy,                          C. Edward Acker,
     Secretary                          Chairman      of      the
                                        Compensation Committee of
                                        the Board of Directors


ATTEST:                                 ATLANTIC COAST JET, INC.



_______________________________                               BY:
____________________________
Richard   J.  Kennedy,                                C.   Edward
Acker,
     Secretary                          Chairman      of      the
                                        Compensation Committee of
                                        the Board of Directors





                                                 Exhibit 10.12(b)


                       SEVERANCE AGREEMENT



          This Amended And Restated Severance Agreement (the "Agreement") is made and entered into as of this 28th day of December, 1999 (the "Effective Date"), by and between ATLANTIC COAST AIRLINES HOLDINGS, INC., a Delaware corporation ("ACAH"), ATLANTIC COAST AIRLINES, a California corporation ("ACA") and Atlantic Coast Jet, Inc., a Delaware corporation ("ACJet") (ACAH, ACA and ACJet are herein collectively referred to as the "Company") and THOMAS J. MOORE ("Moore").

          Witnesseth That:

          Whereas, Moore is currently employed by the Company as Chief Operating Officer and President, and in connection with such employment entered into a Severance Agreement (dated as of January 20, 1999) as amended (August 12, 1999) with the Company; and

          Whereas, the Company wishes to assure itself of the continued services of Moore; and

          Whereas, the Board of Directors of the Company has determined that the best interests of the Company would be served by entering into this amended and restated Agreement with Moore;

          Now, Therefore, the parties, for and in consideration of the mutual and reciprocal covenants and agreements hereinafter contained, and intending to be legally bound hereby, do contract and agree as follows:

          1. Employment Company hereby employs Moore and Moore hereby accepts employment by Company and agrees to perform his duties and responsibilities hereunder upon all of the terms and conditions as are hereinafter set forth.

          2. Duties Moore shall serve the Company in the capacities of Chief Operating Officer and President. Moore shall be responsible for supervising and directing all operations of the Company and of any other entity(ies) to which the Company's obligations under this Agreement shall be assigned pursuant to Paragraph 12. Moore shall otherwise be responsible for carrying out all such other duties and services for the Company commensurate with Moore's position, as may be designed from time to time by the Chief Executive Officer of the Company (the "CEO").

          3. Term of Employment Moore's term of employment under this Restated Agreement shall commence on the Effective Date and shall terminate on the last day of the calendar month which is twelve (12) calendar months after the Effective Date, unless further extended as hereinafter set forth. Commencing on each successive anniversary of the Effective Date, the Agreement shall automatically be extended for an additional twelve (12) months without further action by either party unless Moore's employment has previously been terminated or unless Moore or the Company has provided notice of intention to terminate Moore's employment pursuant to the terms of Paragraph 10 below, in which case Moore's term of employment under this Agreement will be extended to the pending Termination Date.

          4. Extent of Service Moore shall devote such time and attention as is required to perform his obligations under this Agreement and will at all times faithfully and industriously, consistent with his ability, experience and talent, perform his duties hereunder under the direction of the CEO.

          5. Compensation During the term of this Agreement, Company agrees to pay to Moore, and Moore agrees to accept from Company, in full payment for services rendered by Moore and work to be performed by him under the terms of this Agreement, the following:

                A. An annual base salary of Two Hundred Fifty Thousand Dollars ($250,000). Commencing on October 1, 2000 and on each October 1 thereafter, the amount of Moore's base salary shall be increased as determined by the Compensation Committee of the Board of Directors of the Company. Moore's base salary for each year shall be payable to him in accordance with the reasonable payroll practices of the Company as from time to time in effect for executive employees (but in no event less often than monthly).

                B.    Moore  shall participate in  the  Company's
Management Incentive Program, or any successor bonus plan or program for management employees.

                C. Moore shall be eligible for an additional annual bonus under an executive performance bonus plan currently known as Senior Management Incentive Plan for so long as the Board of Directors determines to maintain such plan. Under such plan, each calendar year, Moore shall be entitled to receive a bonus equal to specified percentage of base salary upon the attainment of certain pre-established goals. Such goals and percentage of salary shall be determined by the Compensation Committee of the Board of Directors of the Company prior to the commencement of each plan year. The bonus amount each year shall be paid in a single cash lump sum paid at the time period provided under such plan, at the same time as paid to other eligible employees, and generally no later than 90 days after the end of the plan period.

                 D.     Moore   will  be  entitled  to   deferred
compensation ("Deferred Compensation") as described in this section. The Company will make Deferred Compensation contributions at the rate of seventy-five percent (75%) of Moore's annual base salary beginning with 1999 contributions. Deferred Compensation will be based on Moore's annual base salary in effect on January 1 in each year beginning 2000, and will be payable as of January 1 in each year beginning 2000. Such contributions will be applied toward funding such deferred compensation program as the Company and Moore may agree to from time to time, consistent with the funding and vesting provisions of this Agreement.

          The method of funding of Deferred Compensation, and the timing of the actual payment of contributions, shall be agreed between the Company and Moore from time to time. As of the date hereof, the Deferred Compensation program is provided under a split dollar life insurance arrangement with Phoenix Home Life Mutual - (the "Split Dollar Agreement"). The Company may implement a substitute Deferred Compensation plan not tied to a Split Dollar Agreement so long as (1) the amount contributed by the Company on Moore's behalf equals the amount set forth herein, and (2) the vesting schedule, credit for Years of Service, and terms of distribution are all at least as favorable to Moore as set forth herein. The Company shall continue to abide by the terms of the Split Dollar Agreement with Moore previously executed as of July 1, 1996, which shall provide for a split dollar plan for a policy of insurance upon the life of Moore in a face amount to be mutually agreed upon between Moore and the Company. For so long as the Split Dollar Agreement shall serve as the deferred compensation program under this Agreement, the following terms shall apply:

                     (i)   Moore shall be the owner of the policy
under the Split Dollar Agreement and will have the right to designate his beneficiary with respect to proceeds of the policy payable upon his death; provided, however, that notwithstanding the foregoing, the Company shall have a collateral assignment of the policy as security for the repayment of the amounts contributed by the Company toward the payment of premiums for the policy.

                    (ii) The Company shall, except as provided in Paragraph 5D(iii) below, each year as required under the Split Dollar Agreement and the related policy, pay, on or before the due date(s) under the terms of the policy, the entire amount of the annual premium due on the policy acquired pursuant to the terms of the Split Dollar Agreement. The annual premium due on the policy will be the amount of the Company's contribution to deferred compensation calculated as described above.

                     (iii)      The "Deferred Compensation Ending
Date" shall mean the Termination Date (as defined below) if Moore's employment with the Company is terminated at any time under circumstances that do not entitle him to Severance Compensation pursuant to Section 10 of this Agreement, or shall mean the last day of the Severance Period (as defined in Section
10) if Moore is entitled to Severance Compensation. During a Severance Period, Deferred Compensation shall continue pursuant to the terms of 10.E.(iv) hereof. Upon the Deferred Compensation Ending Date, the following shall occur:

          (a) The applicable vested percentage of Moore's interest in Deferred Compensation shall be calculated as provided herein. Moore will be entitled to receive the deferred compensation benefit provided under such deferred compensation program only to the extent he is vested in the Company's contributions. Vesting will be based upon "Years of Service", with Moore to be credited with one Year of Service for completion of each twelve (12) consecutive month period of employment with the Company beginning January 1, 1997 and ending on the Deferred Compensation Ending Date. (That is, Moore will be credited with Years of Service for any applicable Severance Period, as further provided in Section 10.E.(iv) hereof.) Moore will become vested in the deferred compensation based on the following schedule:

               Years of Service    Percentage Vested

              Less than 4         0%
          At least 4 but less than 5    25%
          At least 5 but less than 6    35%
          At least 6 but less than 7    50%
          At least 7 but less than 8    65%
          At least 8 but less than 9    80%
               At least 9        100%

          In the event of a Change in Control (as defined in Paragraph 8.C. of this Agreement) of the Company, Moore shall become immediately 100% vested in his Deferred Compensation amount notwithstanding the above vesting schedule.

          (b) The Split Dollar Agreement shall continue in full force and effect and survive separate and apart from this Agreement; provided, however, that the Company shall, at its election, have no further obligation to pay any premium on the policy under the Split Dollar Agreement which has a due date after the Deferred Compensation Ending Date and such obligation shall be transferred to Moore.

          (c) The Company shall pay to Moore whatever "Deferred Compensation" amount is equal to the applicable vested percentage of the total policy premiums paid by the Company pursuant to the Split Dollar Agreement. The Company shall make this payment within thirty (30) days following the Deferred Compensation Ending Date by releasing its interest in the policy, or a portion thereof, on Moore's life acquired pursuant to the terms of the Split Dollar Agreement, or any or all of the paid up additions standing to the credit of such policy, if any, such that such released interest equals the Deferred Compensation amount paid to Moore pursuant to this Paragraph 5D. The Company agrees that the amount of any such release of interest by the Company shall reduce the amount of "Liabilities" (as such term is defined in the Agreement of Assignment of Life Insurance Death Benefit As Collateral entered into between Moore and the Company in connection with the Split Dollar Agreement) owed to the Company in connection with the Split Dollar Agreement and related Collateral Assignment Agreement. Accordingly, the Company also agrees to reduce to such extent its collateral assignment of the policy pursuant to the Split Dollar Agreement and related Collateral Assignment Agreement.

                E. The Company may pay Moore discretionary compensation, bonuses and benefits in addition to those provided for herein in such amounts and at such times as the Compensation Committee of the Board of Directors of the Company shall determine.

                F.   Compensation Upon a Change in Control.  Upon
a  Change  in  Control,  whether or not  Moore's  employment  has
terminated,   Moore   shall  receive   all   of   the   following
compensation, paid at the time of the Change in Control:

           (i) Salary. A payment in the amount of 300% of Moore's annual base salary in effect at the time of the Change in Control.

          (ii) Bonus. For all bonus plans in which Moore is participating as of a Change in Control, the Company shall pay to Moore a one-time bonus. This payment shall consist of the amount calculated by the formula [(x + y) * z] where (x) is Moore's base pay earned year to date in the year of the Change in Control, (y) is the amount which is three times Moore's annual base salary in effect at the time of the Change in Control, and (z) is the percentage which under each plan is the maximum percentage of base pay that Moore was eligible to earn during the year in which the Change in Control occurred assuming all targets were met in full, whether or not said targets actually were met. Payments under this Subparagraph 5.F.(ii) shall be considered to be full compensation for all amounts due to Moore for bonus plans in which he was participating as of the Change in Control, and he shall not be entitled to any further payments under any of said plans during the year of participation. Notwithstanding the above, any bonus due to Moore for years (or other applicable bonus period) completed prior to the Date in which the Change of Control occurs but not yet paid shall be paid in addition to the bonus described herein.

          (iii) Disability Insurance. The Company will prepay, to the time of Moore's reaching age 65, the premiums due on any disability insurance policy as was provided to Moore as of the time of Change in Control. In the event that the Company discontinued or reduced the amount of coverage of any disability insurance within one year preceding a Change in Control, the Company shall at the time of the Change in Control re-establish disability insurance to the amount previously provided and with equivalent coverage, and shall prepay future premiums as provided herein.

          (iv) Other Events Upon a Change in Control. Moore shall receive all of the other benefits separately provided herein or in other agreements as occurring upon a Change in Control. These include vesting of unvested stock options and restricted stock, and vesting of deferred compensation. In the event a Change in Control occurs, Moore shall be entitled to the insurance benefits, per Paragraph 10.E.(v) and the travel benefits, per Paragraph 10.E.(viii), as provided upon a Change in Control. These benefits will apply at the time of termination of Moore's employment, even if Moore's employment is subsequently terminated in a fashion that does not give rise to Severance Compensation.

          (v) Certain Adjustments. Notwithstanding any provision to the contrary in this Agreement, if any part of the payments provided for under or pursuant to this Agreement (the "Agreement Payments"), together with all payments in the nature of compensation to or for the benefit of Moore under any other arrangement, would if paid constitute a "parachute payment" under
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the amount payable to Moore under or pursuant to this Agreement in such circumstances shall be subject to the following sentence of this Paragraph 10.E(x). If (i) the value of the Agreement Payments plus the value of all other payments to or for the benefit of Moore that constitute "parachute payments", minus the amount of any excise taxes payable under Code
Section 4999 with respect to such payments and the amount of any similar or comparable taxes payable only in connection with a change in control, is greater than (ii) the greatest value of payments in the nature of compensation contingent upon a change in control that could be paid at such time to or for the benefit of Moore and not constitute a "parachute payment" (the "Alternative Payment"), then the Agreement Payments shall be payable to Moore; otherwise, only the Alternative Payment shall be payable to Moore.

                G.   Subsequent Termination Following a Change in
Control. In the event that Moore's employment is terminated upon or within one year following the Change in Control such that Moore would be entitled to Severance Compensation, any amounts due at the time of termination as Severance Compensation under 10.E.(i) and 10.E.(ii) herein shall be reduced by any amounts paid under Paragraph 5.F.(i) and 5.F.(ii) at the time of Change in Control (under no circumstances would Moore be required to repay the amounts paid to Moore under Paragraph 5.F(i) and 5.F.(ii)), but Moore will be entitled to all other Severance Compensation as provided in Paragraph 10.E. herein. In the event that Moore's employment is terminated more than one year following the Change in Control, Moore will be entitled to the benefits provided in Paragraphs 10.E.(i) and 10.E.(ii) herein.

           6.  Benefits

                A. The Company shall pay for or provide Moore such vacation time and benefits, including but not limited to, coverage under Company's major medical, accident, health, dental, disability and life insurance plans, as are made available to other executive employees of Company generally (and, to the extent provided by such policies, to Moore's dependents).

                B. The Company agrees to promptly reimburse Moore for any otherwise unreimbursed premiums and/or uncovered medical expenses up to $10,000 per calendar year under a written medical reimbursement plan maintained for Moore and other key executive employees. If such payments are taxable to Moore, the Company shall pay Moore a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

               C. Moore shall be eligible to participate in any profit sharing plan, employee stock ownership plan or other qualified retirement plan adopted by Company to the same extent as other executive employees of Company. Moore shall also be eligible to participate in any stock option, stock appreciation rights or stock purchase plans or programs or nonqualified deferred compensation arrangements of Company, which participation shall be at levels as may be determined appropriate by the Compensation Committee of the Board of Directors.

               D. The Company agrees to reimburse Moore for the cost of investment and tax planning services up to $5,000 incurred during each calendar year. If such payments are taxable to Moore, the Company shall pay Moore a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

          7. Reimbursement of Expenses The Company agrees to promptly reimburse Moore, within fifteen (15) days after presentation of receipts and other appropriate documentation, for all reasonable, ordinary and necessary travel costs and other necessary expenses incurred by Moore in performing his duties pursuant to this Agreement.

          8.   Stock Options

                A. Mandatory Stock Options. Company agrees to continue in force a stock option plan or one which is substantially similar to the existing plan ("Stock Option Plan"), which has been approved by the shareholders of the Company and, on the first business day in each October commencing in October, 2000, and (subject to the provisions of Paragraph 10.A.(vii)) continuing so long as Moore is employed by the Company to grant Moore options under the Stock Option Plan to purchase not less than 50,000 shares of the common stock of ACAH at the price per share at the closing of the trading market on the last business date prior to such grant. The Company also agrees to approve the issuance of such additional shares as are necessary to enable Moore to exercise such options. The Company will not be required to reserve shares from existing plans to cover future obligations under this Paragraph, but will use reasonable efforts to obtain shareholder approval as necessary from time to time to make a sufficient number of additional shares available on a timely basis, and will provide Moore with equivalent alternative compensation should approval not be obtained. The terms of the grant of such options shall be consistent with the terms of options granted as of the time of the grant to other senior executive officers at or below Moore's position with the Company.

                B. Acceleration of Stock Options upon a Change in Control. If the Company experiences a Corporate Change, the exercisability and vesting of all Stock Options held by Moore as of the date of the Corporate Change shall accelerate as of the date of such Corporate Change. The Compensation Committee of the Company's Board of Directors (the "Committee") shall provide that if a Corporate Change occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Corporate Changes described in clauses (iii) and (v) of the definition of Corporate Change below shall be the Committee as constituted prior to the occurrence of such Corporate Change) acting in its sole discretion without the consent or approval of Moore, will effect one or more of the following alternatives or combination of alternatives with respect to all outstanding Stock Options (which alternatives may be conditional on the occurrence of such of the Corporate Change specified in clause (i) through
(v) of the definition of Corporate Change below which gives rise to the Corporate Change: (1) in the case of a Corporate Change specified in clauses (i), (ii) or (iv) of the definition thereof, provide that exercisable options (including any options exercisable pursuant to the first sentence of this Paragraph 8.B.) then outstanding may be exercised in full for a limited period of time on or before a specified date (which will permit Moore to participate with the Common Stock received upon exercise of such option in the event of a Corporate Change specified in clauses (i), (ii) or (iv) of the definition of Corporate Change below, as the case may be) fixed by the Committee, after which specified date all unexercised options and all rights of Moore thereunder shall terminate, (2) provide that exercisable options (including any options exercisable pursuant to the first sentence of this Paragraph 8.B.) then outstanding may be exercised so that such options may be exercised in full for their then remaining term, or (3) require the mandatory surrender to the Company of outstanding options held by Moore (including any options exercisable pursuant to the first sentence of this Paragraph 8.B.) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such options and the Company shall pay to Moore an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such option over the aggregate option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by Moore) that, if Moore exercised his accelerated options pursuant to alternative 1 or 2 and participated in the transaction specified in clause (i), (ii) or (iv) of the definition of Corporate Change below or received cash pursuant to alternative 3, would result in Moore's owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put Moore in as close to the same position as Moore would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by Moore pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of Moore, the Committee may in lieu of the foregoing make such provision with respect of any Corporate Change as it deems appropriate.

               C.   Definitions.  For purposes of this Agreement:

                     (i)  "Stock Options" shall mean any grant to
Moore by the Company, pursuant to a Stock Option Plan, of the right and option to purchase from the Company a specified number of shares of Atlantic Coast Airlines Holdings, Inc. common stock under certain terms and conditions.

                     (ii)  "Change  in  Control"  and  "Corporate
Change" shall each mean (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity, unless the stockholders of Company immediately before such merger or consolidation own, directly or indirectly immediately following such merger or consolidation, substantially all of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately before such merger or consolidation,
(ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act), (iv) the dissolution or liquidation of the Company, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or
(vi) any other event specified by the Committee, regardless of whether at the time an Option is granted or thereafter.

               D. Amendment to Existing Option Agreements. The provisions of Paragraph 8.B. and 8.C herein shall apply to all Stock Options or restricted stock previously granted to Employee, and this Amendment Number One shall be deemed to be a restatement of the previous amendment to all Stock Option or Restricted Stock Agreements presently in existence between the Company and
Employee,  and  will  supersede  any  language  to  the  contrary contained in said agreements. These terms will also apply to mandatory Stock Options granted as provided in subparagraph A above. The Compensation Committee of the Board of Directors retains full discretion of whether to grant any additional Stock Options in the future, and if so whether the terms provided herein will apply to said Stock Options.

                E. The Company has granted to Moore options, under the Stock Option Plan and pursuant to a Company Stock Option Agreement, to purchase 100,000 shares of the common stock of ACAH effective as of July 21, 1999 at the price per share at the closing of the trading market on July 20, 1999. Moore acknowledges that said grant is in lieu of grants that that may otherwise have been due to him prior to October 1, 2000.

          9. Deductions Deductions shall be made from Moore's compensation for social security, Medicare, federal, state and local withholding taxes, and any other such taxes as may from time to time be required by any governmental authority.

          10. Termination Moore's employment with the Company shall be terminated only in accordance with the following provisions:

               A.   Disability.

                    (i) In the event Moore shall become mentally or physically disabled so as to have been unable to perform his duties hereunder for six (6) consecutive months, subject to Moore's right to return to work as provided below, Company shall have the right to terminate Moore's employment with Company upon the expiration of such six month period; provided, however, that upon any such termination Company shall be obligated to provide Moore with Severance Compensation as provided in Paragraph 10.E. herein. Such six-month period shall be deemed to have commenced on the date when Moore is first unable to perform his duties on a substantially full-time basis because of mental or physical disability and shall end on the date on which Moore shall return to the substantial full-time performance of his duties. If at the expiration of such six month period, the Company shall desire to terminate Moore on the basis of disability, it shall give written notice to him. Moore's employment shall thereafter be terminated if he does not return to substantial full-time performance of his duties within ten (10) calendar days after such notice is given.

                      (ii)  Nothing  contained  herein  shall  be
construed to affect Moore's rights under any disability insurance or similar policy, whether maintained by the Company, Moore or another party. The Company may utilize a disability policy to fund, in whole or in part, the compensation that would be due to Moore during the term of or in the event of a disability, in which case the proceeds of the policy would not be in addition to any compensation otherwise payable to Moore.

                     (iii)      For  purposes of this  Agreement,
Moore shall be deemed to be disabled when he shall have been absent from his duties because of sickness, illness, injury or other physical or mental infirmity on a substantially full-time basis. In the event of a dispute as to whether Moore is disabled, the issue of the determination of disability shall be submitted to a Board of Arbiters for a binding decision under the procedures set forth in Paragraph 10.A.(v) below.

                     (iv)     At the end of any disability (other
than a disability that results in the termination of Moore's employment with the Company), Moore shall return to work and this Agreement shall continue as though such disability had not occurred.

                     (v)   If  there is a dispute as  to  whether
Moore is subject to any disability, the issue shall be submitted to a Board of Arbiters (whose decision shall be binding on the Company and Moore) consisting of three persons: one physician who specializes in the physical or mental disability in dispute (hereinafter referred to as a "Specialist") shall be appointed on behalf of Company by the Chairman of the Board, or by the Compensation Committee of the Board of Directors of Company; a second Specialist shall be appointed by Moore and a third Specialist shall be appointed by the two Specialists so appointed. The decision of a majority of such Specialists shall be binding upon the parties hereto. If a majority of the
Specialists determines that Moore is not subject to any disability for purposes of this Agreement, Moore shall return to work under the provisions hereof. Such Specialists may physically examine Moore, who hereby consents to such examination and to make available any pertinent medical records. The cost of such Specialists shall be paid by Company.

                     (vi)  If  it  is determined that  Moore  can
return to work hereunder on a part-time basis, the parties agree to use good faith efforts to negotiate the terms of Moore's return to work.

                    (vii) During any period in which Moore is disabled but his employment shall not have been terminated, Moore shall continue to receive his base salary and any applicable bonus, and shall continue to receive all benefits as an employee and as provided herein generally. Any options previously granted shall continue to vest, but no new options shall be issued to Moore. Any mandatory option grants as provided herein shall be deferred until such time as the disability period ends.

                    (viii) During any period in which Moore is disabled but his employment shall not have been terminated, Moore shall continue to be credited with Years of Service for purposes of vesting of Deferred Compensation as set forth in Paragraph 5.D.

               B.   Death.

                     (i)   Moore's employment with Company  shall
terminate immediately upon Moore's death; provided, however, that Company shall be obligated to provide the Severance Compensation as specified in Paragraph 10.E. herein to Moore's estate, heirs or beneficiaries.

                      (ii)  Nothing  contained  herein  shall  be
construed to affect Moore's rights under any life insurance or similar policy, whether maintained by Company, Moore or another party. The Company may utilize a life insurance policy to fund, in whole or in part, the Severance Compensation that would be payable in the event of Moore's death, in which case the proceeds of any such policy other than the Split Dollar Agreement would not be in addition to any Severance Compensation otherwise payable under this Paragraph 10.B.

               C.   Termination by Moore.

                      (i)   Other  than  Following  a  Change  in
Control. Moore may terminate his employment by delivering to Company sixty (60) days' written notice, and such termination shall be effective on the sixtieth (60th) day following the date of receipt of such notice (the "Termination Date"). In such event, Moore (i) shall continue to render his services up to the Termination Date if so requested by Company and (ii) shall be paid his regular base salary and shall receive all benefits up to the Termination Date. Moore will be entitled to payment of any bonus due but not yet paid for prior bonus periods (paid at the same time it would have been paid had Moore's employment not been terminated), but will not be entitled to Severance Compensation, to any bonus for the current bonus period, or to any other compensation, bonus or fringe benefits accrued after the Termination Date.

                      (ii)   Following  a  Change   in   Control.
Notwithstanding the above, in the event of any termination by Moore of his employment with the Company which is effected within twelve (12) months following a "Change in Control" as defined and determined under Paragraph 8.C. of this Agreement, Company shall be obligated to provide Moore with Severance Compensation as provided in Paragraph 10.E. herein; provided that payments made as separately provided in Paragraph 5.F. of this Agreement shall be deducted from Severance Compensation due in this event. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control where an actual termination occurs within sixty days following said notice.

               D.   Termination by Company.

                     (i)   Without  Cause.  Company may,  without
cause, terminate Moore's employment under this Agreement at any time by giving Moore fifteen (15) days' written notice thereof, and such termination shall be effective on the fifteenth day following the date such notice is given (said 15th day, the "Termination Date"). Company shall be obligated to provide Moore with Severance Compensation as provided in Paragraph 10.E. herein. At the option of Company, Moore's employment shall be immediately terminated upon the Company giving such notice, in which case Moore shall continue to receive his full base salary and related fringe benefits through the Termination Date. Notwithstanding any provision of this Agreement to the contrary, any termination of Moore's employment by the Company, for any reason or no reason, effected as a result of, in connection with or within twelve (12) months following a "Change in Control", as defined and determined under Paragraph 8.C. of this Agreement, shall automatically be deemed to be a termination without cause. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control regardless of when actual termination occurs following said notice.

                    (ii) For Cause. Company may terminate Moore's employment under this Agreement immediately for "cause". In such event, the Company shall not be liable to Moore for any compensation, bonus or benefits after the date of termination of employment. Cause shall be defined as any of the following: (i) willful unauthorized misconduct in the material performance of Moore's duties hereunder, (ii) commission of an act of theft, fraud, dishonesty or personal misconduct by Moore, which act is harmful to Company, (iii) breach of any provision of this Agreement if such breach has not been cured by Moore (or if Moore has not compensated the Company for such breach by payment of an amount deemed reasonable by the Company if the breach cannot be cured) within fifteen (15) days after the Company gives Moore written notice of such breach. Any termination under this Paragraph 10.D.(ii) shall take effect immediately upon the Company giving Moore written notice thereof.

                  E.      Severance   Compensation.    "Severance
Compensation" is defined as all of the compensation and benefits described in this Paragraph 10.E. It will be provided to Moore upon the occurrence of any of the events described elsewhere in this Agreement as providing for Moore's receipt of Severance Compensation, but not in any other circumstances except to the extent that individual components of Severance Compensation may be separately provided pursuant to the terms of this Agreement. "Termination Date" is defined as the last day of Moore's employment with the Company. "Severance Period" is defined as the period beginning on the day following the Termination Date and ending on the day which is two years following the Termination Date. The compensation and benefits to be provided as Severance Compensation are as follows:

                    (i) Severance Pay. Throughout the Severance Period, Moore will receive severance pay at the rate of 100% of his annual base salary in effect at the time of his termination, to be paid on the Company's regular payroll payment dates at the same time and in the same fashion as the Company's regular payroll payments. In the event that a Termination Date occurs on or before December 31, 1999 such that Moore is entitled to Severance Compensation as provided herein, severance pay will be at the rate of 100% of his annual base salary that would have been in effect beginning January 1, 2000 as provided herein.

                     (ii)  Bonus.  For all bonus plans  in  which
Moore is participating as of the Termination Date, the Company shall pay to Moore a one-time bonus equal the sum of: (x) Moore's base pay earned year to date as of the Termination Date, plus (y) two times Moore's annual base salary in effect as of the Termination Date, said sum times the percentage which under each plan is the highest percentage of base pay paid to Moore under said plan during any one of the five years immediately preceding the year in which the Termination Date occurs. This bonus will be paid within thirty days following the Termination Date. It shall be considered to be full compensation for all amounts due to Moore for bonus plans in which he was participating as of the Termination Date, and he shall not be entitled to any further payments under any of said plans during the Severance Period or thereafter. Notwithstanding the above, any bonus due to Moore for years (or other applicable bonus period) completed prior to the Termination Date but not yet paid shall be paid in addition to the bonus described herein.

                     (iii)      Stock  Options.  All  options  to
purchase shares of ACAH stock that have been granted to Moore and that are not exercisable as of the Termination Date shall terminate as of said date. For all options that are exercisable as of said date (including options that are accelerated following a Change in Control pursuant to Paragraph 8 above), the terms of exercise, payment, and expiration, shall be as provided in each option agreement. All options that would have been granted to Moore in the future pursuant to Paragraph 8.A. hereof shall not be granted if the date on which they would have been granted occurs after the Termination Date, even though said date may occur during the Severance Period.

                     (iv)  Deferred Compensation.   The  Deferred
Compensation program will continue throughout the Severance Period, including Moore's accumulation of Years of Service for vesting purposes, and including the Company's continuation of contributions. The Split Dollar Agreement shall continue in full force and effect through the Severance Period and shall survive separate and apart from this Agreement, and the Company's obligation to pay all premiums pursuant to this Agreement shall continue in accordance with the terms of the Split Dollar Agreement for the Severance Period. At the end of the Severance Period, Moore shall receive his vested interest and any obligation to pay premiums shall be transferred to Moore. Alternatively, the Company may elect to pay such amounts to Moore as would be payable during the Severance Period by the Company under the Deferred Compensation program in a single lump sum payment within fifteen (15) days after the Termination Date.

                     (v)  Insurance Programs.  Coverage under the
Company's major medical, accident, health, dental, disability and life insurance plans as from time to time provided to other executive employees of the Company (and, to the extent provided by such policies, to Moore's dependents) shall continue to be paid for by the Company during the Severance Period or, in the event of Employee's termination upon or following a Change of Control of the Company as defined in Paragraph 8.C., for the longer of the Severance Period or the remainder of Moore's and his spouse's life, and including children to age 21 as per coverage prioviced prior to the Change in Control. Provided, however, if such coverage cannot be continued during the Severance Period or until Moore's and his spouse's death, as the case may be, under the terms of such policies or plans, the Company shall reimburse Moore for the cost of comparable coverage under individually obtained policies or for COBRA coverage, or shall make other arrangements to assure that Moore has comparable coverage.

                     (vi)  Vacation.  Vacation shall not continue
to accrue after the Termination Date under any circumstances.

                     (vii)      Executive  Medical  Reimbursement
Plan and Investment and Tax Planning. Throughout the Severance Period, the Company will continue to promptly reimburse Moore for any otherwise unreimbursed premiums and/or uncovered medical expenses up to $10,000 per calendar year under a written medical reimbursement plan maintained for the Company's key executive employees, and for the $5,000 per year investment and tax planning service expenses, incurred during each calendar year, including the tax gross-up, if applicable.

                    (viii) Travel Benefits. The Atlantic Coast Airlines Holdings, Inc. and its subsidiaries flight pass privileges currently granted to Moore will continue for the Severance Period. Moore and his wife shall be provided with free travel on the Company's planes or on the planes of any successor in interest to the Company on a positive space basis, and his children shall be provided free travel on a space available basis. Moore shall not be entitled to travel benefits on any other airline.

                      (ix)  Deductions  for  Taxes.  Subject   to
Paragraph 5.F(v), any compensation due to Moore hereunder will be subject to deductions for social security, federal and state withholding taxes, and any other such taxes as may from time to time be required by governmental authority.

     11.  Nonsolicitation, Non-Competition, and Confidentiality

                A.   Nonsolicitation and Non-Competition.  For so
long as Moore is an employee of the Company, and continuing thereafter for twelve months following any termination of Moore's employment, or with respect to the provisions of (i), below, for the longer of such twelve month period or for such period as Moore is receiving Severance Compensation, Moore shall not, without the prior written consent of the Company, directly or indirectly, as a sole proprietor, member of a partnership, stockholder or investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity other than the Company: (i) solicit or endeavor to entice away from the Company or any of its subsidiaries any person or entity who is, or, during the then most recent 12 month period, was employed by, or had served as an agent of, the Company or any of its subsidiaries; or (ii) engage in or contract with others to engage in any business enterprise, line of work consulting contract, joint venture or other arrangement which conducts a business or businesses substantially similar to the business conducted by Company in any area in which Company or any of its affiliates or subsidiaries provides or plans to provide air transportation to the public. Moore acknowledges that the geographic area covered hereby, and the period and nature of the agreed restrictions are reasonable and necessary for the protection of the business of the Company. All provisions of this Paragraph concerning non-competition are severable; and while it is the intention of the parties that all of said provisions shall be enforceable, if any one of the same shall be held to be unenforceable in whole or in part, the remainder shall continue to be in full force and effect. The terms of this
Paragraph 11.A will not apply following any termination of Moore's employment that was effected as a result of, in connection with or within twelve (12) months following a Change in Control. The provisions of clause (ii) above of this Paragraph 11.A will not apply following any termination of Employee's employment by the Company other than for cause. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control regardless of when actual termination occurs following said notice. In the event Moore is receiving Severance Compensation following

                B. Confidentiality. Moore covenants and agrees with the Company that he will not at any time, except in performance of his obligations to the Company hereunder or with the prior written consent of the Company, directly or indirectly, disclose any secret or confidential information that he may learn or has learned by reason of his association with the Company or any of its subsidiaries and affiliates. The term "confidential information" includes information not previously disclosed to the public or to the trade by the Company's management, or otherwise in the public domain, with respect to the Company's or any of its affiliates' or subsidiaries', products, facilities, applications and methods, trade secrets and other intellectual property, systems, procedures, manuals, confidential reports, price lists, customer lists, technical information, financial information (including the revenues, costs or profits associated with the Company), business plans, prospects or opportunities, but shall exclude any information which (i) is or becomes available to the public or is generally known in the industry or industries in which the Company operates other than as a result of disclosure by Moore in violation of his agreements under this Paragraph 11B or (ii) Moore is required to disclose under any applicable laws, regulations or directives of any government agency, tribunal or authority having jurisdiction in the matter or under subpoena or other process of law.

                C. Exclusive Property. Moore confirms that all confidential information is and shall remain the exclusive property of the Company. All business records, papers and documents kept or made by Moore relating to the business of the Company shall be and remain the property of the Company, except for such papers customarily deemed to be the personal copies of Moore.

                D. Injunctive Relief. Without intending to limit the remedies available to the Company, Moore acknowledges that a breach of any of the covenants contain in this Paragraph 11 may result in material and irreparable injury to the Company or its affiliates or subsidiaries for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to seek a temporary restraining order and/or a preliminary or permanent injunction restraining Moore from engaging in activities prohibited by this Paragraph 11 or such other relief as may be required specifically to enforce any of the covenants in this Paragraph 11. If for any reason, it is held that the restrictions under this Paragraph 11 are not reasonable or that consideration therefor is inadequate, such restrictions shall be interpreted or modified to include as much of the duration and scope identified in this Paragraph 11 as will render such restrictions valid and enforceable.

          12. Assignment This Agreement, as it relates to the employment of Moore, is a personal contract and the rights and interests of Moore hereunder may not be sold, transferred, assigned, pledged or hypothecated. However, this Agreement shall inure to the benefit of and be binding upon Company and its successors and assigns including, without limitation, any corporation or other entity into which Company is merged or which acquires all or substantially all of the outstanding common stock or assets of Company. At any time prior to a Change in Control, Company may provide, without the prior written consent of Moore, that Moore shall be employed pursuant to this Agreement by any of its affiliates instead of or in addition to Company, and in such case all references herein to the "Company" shall be deemed to include any such entity, provided that such action shall not relieve Company of its obligation to make or cause an affiliate to make or provide for any payment to or on behalf of Moore pursuant to this Agreement.

          13. Invalid Provisions The invalidity of any one or more of the paragraphs or provisions of this Agreement shall not affect the reasonable enforceability of the remaining paragraphs or provisions of this Agreement, all of which are inserted herein conditionally upon being valid in law; and in the event one or more of the paragraphs or provisions contained herein shall be invalid, this instrument shall be construed as if such invalid paragraphs or provisions had not been inserted or, alternatively, said paragraphs or provisions shall be reasonably limited to the extent that the applicable court interpreting the provisions of this Agreement considers to be reasonable.

          14. Specific Performance The parties hereby agree that any violation by Moore of the covenants and agreements contained herein shall cause irreparable damage to the Company, and the Company may, as a matter of course, enjoin and restrain said violation by Moore by process issued out of a court of competent jurisdiction, in addition to any other remedies that said court may see fit to award.

          15. Binding Effect All the terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          16. Waiver of Breach or Violation Not Deemed Continuing The waiver by the Company of any provision of this Agreement may be effected only by a written waiver duly executed on behalf of the Company and except to the extent specifically provided in such waiver shall not operate as, or be construed to be, a waiver of any subsequent breach hereof.

          17. Entire Agreement; Law Governing This Agreement supersedes in its entirety any and all other agreements (specifically including any earlier versions of this Severance Agreement), either oral or in writing, between the parties hereto with respect to the subject matter hereof, by and between the Company and Moore, and contains all the covenants and agreements among the parties with respect to such subject matter. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia. Moore hereby acknowledges that he was given the opportunity to be represented by counsel of his choosing in the drafting and negotiation of this Agreement and that he reviewed this Agreement. In interpreting this Agreement, a court shall not treat either party as the draftsman of the Agreement.

          18.    Paragraph   Headings   The  Paragraph   headings
contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

          19. Release by Moore In the event of a termination of employment by Moore that results in the payment of Severance Compensation to him pursuant to the terms of this Agreement, in consideration for such Severance Compensation and as a condition precedent to the payment thereof, Moore hereby agrees to execute a full and complete release to the Company releasing any and all claims that he may have against the Company including any claims relating to his termination of employment.

          20. Notices All notices permitted or required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 20, for all purposes when presented personally to such party (which in the case of notice to the Company, shall be presented to the person holding the office or offices identified below) or sent by facsimile transmission, any national overnight delivery service, or certified or registered mail, to such party at its address set forth below:

          If to Moore, to the most recent address indicated for Moore's residence in the personnel records of Company, unless
Moore gives written notice that such notices are to be delivered to another address.

                    If to ACA or the Company:

                    Atlantic Coast Airlines Holdings, Inc.
                    Atlantic Coast Airlines
                    Atlantic Coast Jet, Inc.
                    515A Shaw Road
                    Dulles, VA  20166
                     Attention:   General  Counsel  or  Corporate
Secretary
                    Fax No. (703) 925-6294

          Such notice shall be deemed to be given and received when delivered if delivered personally, upon electronic or other confirmation of receipt if delivered by facsimile transmission, the next business day after the date sent if sent by a national overnight delivery service, or five (5) business days after the date mailed if mailed in the continental United States by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.
      In Witness Whereof, the Company has hereunto caused this Agreement to be executed by a duly authorized officer and Moore has hereunto set his hand as of the day and year first above written.


WITNESS:



________________________________
_____________________________
                                   Thomas J. Moore

                                   COMPANY:

ATTEST:                                 ATLANTIC COAST AIRLINES
                                   HOLDINGS, INC.



_______________________________                               BY:
____________________________
Richard J. Kennedy,                               Kerry B. Skeen,
Secretary                                  Chairman    &    Chief
Executive Officer

ATTEST:                            ATLANTIC COAST AIRLINES



_______________________________                               BY:
____________________________
Richard J. Kennedy,                          Kerry B. Skeen,
Secretary                                  Chairman    &    Chief
Executive Officer


ATTEST:                            ATLANTIC COAST JET, INC.



_______________________________                               BY:
____________________________
Richard J. Kennedy,                          Kerry B. Skeen,
Secretary                                  Chairman    &    Chief
Executive Officer


                                                 Exhibit 10.12(c)


            AMENDED AND RESTATED SEVERANCE AGREEMENT



          This Amended and Restated Severance Agreement (the "Agreement") is made and entered into as of this 28th day of December, 1999, by and between Atlantic Coast Airlines Holdings, Inc., a Delaware corporation ("ACAH"), Atlantic Coast Airlines, a California corporation ("ACA"), and Atlantic Coast Jet, Inc., a Delaware corporation ("ACJ"), (ACAH, ACA and ACJ are herein collectively referred to as the "Company") and _______________ ("Employee").

          Witnesseth That:

     Whereas, the Company and Employee are parties to a Severance
Agreement dated as of _____________, and desire to amend and restate the terms of said agreement pursuant to reflect the terms described herein; and

     Whereas, the Company desires to continue to employ Employee;
and Employee desires to be employed by the Company, upon the terms and conditions hereinafter set forth; and

     Whereas, the Company and Employee desire to expressly set forth in this Agreement the terms of Employee's employment with the Company; and

          Whereas, the Board of Directors of the Company has determined that the best interests of the Company would be served by entering into this Agreement with Employee;

          Now, Therefore, the parties, for and in consideration of the mutual and reciprocal covenants and agreements hereinafter contained, and intending to be legally bound hereby, do contract and agree as follows:

          1.    Employment  Company hereby employs  Employee  and
Employee hereby accepts employment by Company and agrees to perform his duties and responsibilities hereunder upon all of the terms and conditions as are hereinafter set forth.

          2. Duties Employee shall serve the Company in the capacities of Senior Vice President - Customer Service. Employee shall be responsible for supervising and directing all customer service for the Company. Employee shall otherwise be responsible for carrying out all such other duties and services for the Company commensurate with Employee's position, as may be designed from time to time by the Chief Executive Officer of the Company (the "CEO").

          3. Term of Employment Employee's term of employment under this Agreement commences on January 1, 2000 and shall terminate on November 30, 2000, unless further extended as hereinafter set forth. On December 1, 2000, and on December 1 in each subsequent year, this Agreement shall automatically be extended for an additional twelve (12) months without further action by either party unless Employee's employment has previously been terminated, or unless Employee or the Company has provided notice of intention to terminate Employee's employment pursuant to the terms of Paragraph 10 below (in which case Employee's term of employment under this Agreement will be extended to the pending Termination Date).

          4. Extent of Service Employee shall devote such time and attention as is required to perform his obligations under this Agreement and will at all times faithfully and industriously, consistent with his ability, experience and talent, perform his duties hereunder under the direction of the CEO.

          5. Compensation During the term of this Agreement, Company agrees to pay to Employee, and Employee agrees to accept from Company, in full payment for services rendered by Employee and work to be performed by him under the terms of this Agreement, the following:

                   A. An annual base salary of ____________________shall be paid to Employee. Beginning December 1, 2000, the amount of Employee's base salary shall be adjusted as determined by the Compensation Committee of the Board of Directors of the Company. Employee's base salary for each year shall be payable to him in accordance with the reasonable payroll practices of the Company as from time to time in effect for executive employees (but in no event less often than monthly).

               B. Employee shall participate in the Company's Senior Management Incentive Plan and in its Management Incentive Plan, both for so long as the Board of Directors determines to maintain either of such plans, or any successor bonus plan or program for key executives.

                 C.    Employee  will  be  entitled  to  deferred
compensation ("Deferred Compensation") as described in this section. For the contributions made beginning with 1999 contributions, the Company will make Deferred Compensation contributions at the rate of fifty percent (50%) of Employee's annual base salary in effect as of the date the contribution becomes payable. [Deferred Compensation will be based on Employee's annual base salary in effect on the first business day in January in each year beginning 2000, and will be payable as of said date. Such contributions will be applied toward funding such deferred compensation program as the Company and Employee may agree to from time to time, consistent with the funding and vesting provisions of this Agreement.

          The method of funding of Deferred Compensation, and the timing of the actual payment of contributions, shall be agreed between the Company and Employee from time to time. As of the date hereof, the Deferred Compensation program is provided under a split dollar life insurance arrangement with Phoenix Home Life Mutual, and Employee will be required to enter into an agreement (the "Split Dollar Agreement") prior to participating in the form of split dollar life insurance. The Company may implement a substitute Deferred Compensation plan not tied to a Split Dollar Agreement so long as (1) the amount contributed by the Company on Employee's behalf equals the amount set forth herein, and (2) the vesting schedule, credit for Years of Service, and terms of distribution are all at least as favorable to Employee as set forth herein. The Company shall abide by the terms of the Split Dollar Agreement, which shall provide for a split dollar plan for a policy of insurance upon the life of Employee in a face amount to be mutually agreed upon between Employee and the Company. For so long as the Split Dollar Agreement shall serve as the deferred compensation program under this Agreement, the following terms shall apply:

                     (i)   Employee  shall be the  owner  of  the
policy under the Split Dollar Agreement and will have the right to designate his beneficiary with respect to proceeds of the policy payable upon his death; provided, however, that notwithstanding the foregoing, the Company shall have a collateral assignment of the policy as security for the repayment of the amounts contributed by the Company toward the payment of premiums for the policy.

                    (ii) The Company shall, except as provided in Paragraph 5.C.(iii) below, each year as required under the Split Dollar Agreement and the related policy, pay, on or before the due date(s) under the terms of the policy, the entire amount of the annual premium due on the policy acquired pursuant to the terms of the Split Dollar Agreement. The annual premium due on the policy will be the amount of the Company's contribution to deferred compensation calculated as described above.

                     (iii)      The "Deferred Compensation Ending
Date" shall mean the date of Termination Date as defined below. If Employee's Employment is terminated upon or within twelve months following a Change in Control, the "Deferred Compensation Ending Date" shall mean the last day of the Severance Period (as defined in Paragraph 10). Deferred Compensation shall not be due during a Severance Period unless Employee's Employment is terminated upon or within twelve months following a Change in Control, in which case the terms of Paragraph 10.E.(iv)(b) will apply. Upon the Deferred Compensation Ending Date, the following shall occur:

            (a) The applicable vested percentage of Employee's interest in Deferred Compensation shall be calculated as provided herein. Employee will be entitled to receive the deferred compensation benefit provided under such deferred compensation program only to the extent he is vested in the Company's contributions. Vesting will be based upon "Years of Service", with Employee to be credited with one Year of Service for completion of each twelve (12) consecutive month period of employment with the Company beginning ____________ and ending on the Deferred Compensation Ending Date. Employee will become vested in the deferred compensation based on the following schedule:

               Years of Service    Percentage Vested

              Less than 4         0%
          At least 4 but less than 5    25%
          At least 5 but less than 6    35%
          At least 6 but less than 7    50%
          At least 7 but less than 8    65%
          At least 8 but less than 9    80%
               At least 9        100%

          In the event of a Change in Control (as defined in Paragraph 12 of this Agreement) of the Company, Employee shall become immediately 100% vested in his Deferred Compensation amount notwithstanding the above vesting schedule.

          (b) The Split Dollar Agreement shall continue in full force and effect and survive separate and apart from this Agreement; provided, however, that the Company shall, at its election, have no further obligation to pay any premium on the policy under the Split Dollar Agreement which has a due date after the Deferred Compensation Ending Date and such obligation shall be transferred to Employee.

          (c) The Company shall pay to Employee whatever "Deferred Compensation" amount is equal to the applicable vested percentage of the total policy premiums paid by the Company pursuant to the Split Dollar Agreement. The Company shall make this payment within thirty (30) days following the Deferred Compensation Ending Date by releasing its interest in the policy, or a portion thereof, on Employee's life acquired pursuant to the terms of the Split Dollar Agreement, or any or all of the paid up additions standing to the credit of such policy, if any, such that such released interest equals the Deferred Compensation amount paid to Employee pursuant to this Paragraph 5.C. The Company agrees that the amount of any such release of interest by the Company shall reduce the amount of "Liabilities" (as such term is defined in the Agreement of Assignment of Life Insurance Death Benefit As Collateral entered into between Employee and the Company in connection with the Split Dollar Agreement) owed to the Company in connection with the Split Dollar Agreement and related Collateral Assignment Agreement. Accordingly, the Company also agrees to reduce to such extent its collateral assignment of the policy pursuant to the Split Dollar Agreement and related Collateral Assignment Agreement.

                D. The Company may pay Employee discretionary compensation, bonuses and benefits in addition to those provided for herein in such amounts and at such times as the Compensation Committee of the Board of Directors of the Company shall determine.

           6.  Benefits

               A. The Company shall pay for or provide Employee such vacation time and benefits, including but not limited to, coverage under Company's major medical, accident, health, dental, disability and life insurance plans, as are made available to other employees of Company generally (and, to the extent provided by such policies, to Employee's dependents).

                B.    The  Company  agrees to promptly  reimburse
Employee for any otherwise unreimbursed premiums and/or uncovered medical expenses up to $10,000 per calendar year under a written medical reimbursement plan maintained for Employee and other key executive employees. If such payments are taxable to Employee, the Company shall pay Employee a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

                C. The Company agrees to reimburse Employee for the cost of investment and tax planning services up to $5,000 incurred during each calendar year. If such payments are taxable to Employee, the Company shall pay Employee a gross-up equal to the estimated income, FICA and Medicare taxes due with respect to such reimbursement, with federal and state income taxes being estimated at the highest marginal rates.

          7. Reimbursement of Expenses The Company agrees to promptly reimburse Employee, within fifteen (15) days after presentation of receipts and other appropriate documentation, for all reasonable, ordinary and necessary travel costs and other necessary expenses incurred by Employee in performing his duties pursuant to this Agreement.

          8.   Stock Options

                A. Acceleration of Stock Options upon a Change in Control. If the Company experiences a Corporate Change, the exercisability and vesting of all Stock Options granted to Employee before November 13, 1998 and held by Employee as of the date of the Corporate Change shall accelerate as of the date of such Corporate Change. The Compensation Committee of the Company's Board of Directors (the "Committee") shall provide that if a Corporate Change occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Corporate Changes described in clauses (iii) and (v) of the definition of Corporate Change herein shall be the Committee as constituted prior to the occurrence of such Corporate Change) acting in its sole discretion without the consent or approval of Employee, will effect one or more of the following alternatives or combination of alternatives with respect to all outstanding Stock Options (which alternatives may be conditional on the occurrence of such of the Corporate Change specified in clause
(i) through (v) of the definition of Corporate Change below which gives rise to the Corporate Change: (1) in the case of a Corporate Change specified in clauses (i), (ii) or (iv) of the definition thereof, provide that exercisable options (including any options exercisable pursuant to the first sentence of this Paragraph 18.A.) then outstanding may be exercised in full for a limited period of time on or before a specified date (which will permit Employee to participate with the Common Stock received upon exercise of such option in the event of a Corporate Change specified in clauses (i), (ii) or (iv) of the definition of
Corporate Change below, as the case may be) fixed by the Committee, after which specified date all unexercised options and all rights of Employee thereunder shall terminate, (2) provide that exercisable options (including any options exercisable pursuant to the first sentence of this Paragraph 18.A.) then outstanding may be exercised so that such options may be exercised in full for their then remaining term, or (3) require the mandatory surrender to the Company of outstanding options held by Employee (including any options exercisable pursuant to the first sentence of this Paragraph 18.A.) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such options and the Company shall pay to Employee an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such option over the aggregate option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by Employee) that, if Employee exercised his accelerated options pursuant to alternative 1 or 2 and participated in the transaction specified in clause (i), (ii) or (iv) of the definition of Corporate Change below or received cash pursuant to alternative 3, would result in Employee's owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put Employee in as close to the same position as Employee would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by Employee pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of Employee, the Committee may in lieu of the foregoing make such provision with respect of any Corporate Change as it deems appropriate.

               B. Definitions. For purposes of this Agreement, "Stock Options" shall mean any grant to Employee by the Company, pursuant to any of the Company's Stock Option Plans, of the right and option to acquire from the Company a specified number of shares of Atlantic Coast Airlines Holdings, Inc. common stock under certain terms and conditions. "Change in Control" and "Corporate Change" shall be as defined in Paragraph 12 herein.

               C. Amendment to Existing Option Agreements. The provisions of this Paragraph 8 shall apply to all Stock Options or restricted stock previously granted to Employee, and this Amendment Number One shall be deemed to be a restatement of the previous amendment to all Stock Option Agreements and the Restricted Stock Agreement presently in existence between the Company and Employee, and will supersede any language to the contrary contained in said agreements. The Compensation Committee of the Board of Directors retains full discretion of whether to grant any additional Stock Options in the future, and if so whether the terms provided herein will apply to said Stock Options.

          9. Deductions Deductions shall be made from Employee's compensation for social security, Medicare, federal, state and local withholding taxes, and any other such taxes as may from time to time be required by any governmental authority.

          10.    Termination   Employee's  employment  with   the
Company shall be terminated only in accordance with the following provisions:

               A.   Disability.

                     (i)   In  the  event Employee  shall  become
mentally or physically disabled so as to have been unable to perform his duties hereunder (such determination to be made solely by the Company)for six (6) consecutive months, Company shall have the right to terminate Employee's employment with Company upon the expiration of such six month period; provided, however, that upon any such termination Company shall be obligated to provide Employee with Severance Compensation as provided in Paragraph 10.E. herein. Such six-month period shall be deemed to have commenced on the date when Employee is first unable to perform his duties on a substantially full-time basis because of mental or physical disability and shall end on the date on which Employee shall return to the substantial full-time performance of his duties. If at the expiration of such six month period, the Company shall desire to terminate Employee on the basis of disability, it shall give written notice to him.
Employee's employment shall thereafter be terminated if he does not return to substantial full-time performance of his duties within ten (10) calendar days after such notice is given.

                    (ii) For purposes of this Agreement, Employee shall be deemed to be disabled when he shall have been absent from his duties because of sickness, illness, injury or other physical or mental infirmity on a substantially full-time basis.

                    (iii) At the end of any disability (other than a disability that results in the termination of Employee's employment with the Company), Employee shall return to work and this Agreement shall continue as though such disability had not occurred.

                    (iv) The Company will have sole discretion in determining whether Employee is subject to any disability.

                     (v)  During any period in which Employee  is
disabled but his employment shall not have been terminated, Employee shall continue to receive his base salary and any applicable bonus, and shall continue to receive all benefits as an employee and as provided herein generally. Any options previously granted shall continue to vest, but no new options shall be issued to Employee.

                     (vi) During any period in which Employee is disabled but his employment shall not have been terminated, Employee shall continue to be credited with Years of Service for purposes of vesting of Deferred Compensation as set forth in Paragraph 5.C.

                      (vii)       The  Company  may   utilize   a
disability policy to fund, in whole or in part, the compensation that would be due to Employee during the term of or in the event of a disability, in which case the proceeds of the policy would not be in addition to any compensation otherwise payable to Employee. Any compensation due to Employee from the Company during a period of disability or during a Severance Period following a termination of employment as a result of a disability, will be reduced by the amount of any proceeds provided to Employee from any disability policy provided by and at the expense of the Company. Except as provided in the preceding two sentences, nothing contained herein shall be construed to affect Employee's rights under any disability insurance or similar policy, whether maintained by the Company, Employee or another party.

               B.   Death.

                    (i) Employee's employment with Company shall terminate immediately upon Employee's death; provided, however, that Company shall be obligated to provide the Severance Compensation as specified in Paragraph 10.E. herein to Employee's estate, heirs or beneficiaries.

                      (ii)  Nothing  contained  herein  shall  be
construed to affect Employee's rights under any life insurance or similar policy, whether maintained by Company, Employee or another party. The Company may utilize a life insurance policy to fund, in whole or in part, the Severance Compensation that would be payable in the event of Employee's death, in which case the proceeds of any such policy other than the Split Dollar Agreement would not be in addition to any Severance Compensation otherwise payable under this Paragraph 10.B.

               C.   Termination by Employee

                       (i)  Other  than  Following  a  Change  in
Control. Employee may terminate his employment by delivering to Company thirty (30) days' written notice, and such termination shall be effective on the thirtieth (30th) day following the date of receipt of such notice (the "Termination Date"). In such event, Employee (i) shall continue to render his services up to the Termination Date if so requested by Company and (ii) shall be paid his regular base salary and shall receive all benefits up to the Termination Date. Employee will be entitled to payment of any bonus due but not yet paid for prior bonus periods (paid at the same time it would have been paid had Employee's employment not been terminated), but will not be entitled to Severance Compensation, to any bonus for the current bonus period, or to any other compensation, bonus or fringe benefits accrued after the Termination Date.

                      (ii)   Following  a  Change   in   Control.
Notwithstanding the above, in the event of any termination by Employee of his employment with the Company which is effected within twelve (12) months following a Change in Control as defined and determined under Paragraph 12 of this Agreement, Company shall be obligated to provide Employee with Severance Compensation as provided in Paragraph 10.E. herein, excluding payments as separately provided in Paragraph 12.B of this Agreement. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control where an actual termination occurs within sixty days following said notice.

               D.   Termination by Company.

                     (i)   Without  Cause.  Company may,  without
cause, terminate Employee's employment under this Agreement at any time by giving Employee fifteen (15) days' written notice thereof, and such termination shall be effective on the fifteenth day following the date such notice is given (said 15th day, the "Termination Date"). Company shall be obligated to provide Employee with Severance Compensation as provided in Paragraph 10.E. herein. At the option of Company, Employee's employment shall be immediately terminated upon the Company giving such notice, in which case Employee shall continue to receive his full base salary and related fringe benefits through the Termination Date. Notwithstanding any provision of this Agreement to the contrary, any termination of Employee's employment by the Company, for any reason or no reason, effected as a result of, in connection with or within twelve (12) months following a Change in Control, as defined and determined under Paragraph 12 of this Agreement, shall automatically be deemed to be a termination without cause. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control regardless of when actual termination occurs following said notice.

                      (ii)   For  Cause.  Company  may  terminate
Employee's employment under this Agreement immediately for "cause". In such event, the Company shall not be liable to Employee for any compensation, bonus or benefits after the date of termination of employment. Cause shall be defined as any of the following: (i) willful unauthorized misconduct in the material performance of Employee's duties hereunder, (ii) commission of an act of theft, fraud, dishonesty, or personal misconduct by Employee, which act is harmful to Company, (iii) breach of any provision of this Agreement if such breach has not been cured by Employee (or if Employee has not compensated the Company for such breach by payment of an amount deemed reasonable by the Company if the breach cannot be cured) within fifteen (15) days after the Company gives Employee written notice of such breach. Any termination under this Paragraph 10.D.(ii) shall take effect immediately upon the Company giving Employee written notice thereof.

                  E.      Severance   Compensation.    "Severance
Compensation" is defined as all of the compensation and benefits described in this Paragraph 10.E. It will be provided to
Employee upon the occurrence of any of the events described elsewhere in this Agreement as providing for Employee's receipt of Severance Compensation, but not in any other circumstances except to the extent that individual components of Severance Compensation may be separately provided pursuant to the terms of this Agreement. "Termination Date" is defined as the last day of Employee's employment with the Company. "Severance Period" is defined as the period beginning on the day following the Termination Date and ending on the day which is one year following the Termination Date. Should a termination occur upon or within twelve months following a Change in Control, the Severance Period will end on the day which is two years following the Termination Date. The compensation and benefits to be provided as Severance Compensation are as follows:

                    (i) Severance Pay. Throughout the Severance Period, Employee will receive severance pay at the rate of 100% of his annual base salary in effect at the time of his termination, to be paid on the Company's regular payroll payment dates at the same time and in the same fashion as the Company's regular payroll payments.

                      (ii)  Bonus.   The  Company  shall  pay  to
Employee a prorated portion of any annual bonus amount accrued through the Termination Date, provided, however, that such bonus amount will be paid at the time that such bonus amounts are normally paid by the Company. Proration shall be based on the percentage of the number of days in the bonus period to the actual number of days in the bonus period, times the total bonus that would have been paid for the entire bonus period had the termination not occurred. This prorated bonus payment shall be considered to be full compensation for all amounts due to Employee for bonus plans in which he was participating as of the Termination Date, and he shall not be entitled to any further payments under any of said plans during the Severance Period or thereafter. Notwithstanding the above, any bonus due to Employee for years (or other applicable bonus period) completed prior to the Termination Date but not yet paid shall be paid in addition to the bonus described herein.

                     (iii)      Stock  Options.  All  options  to
purchase shares of ACAH stock that have been granted to Employee and that are not exercisable as of the Termination Date shall terminate as of said date. For all options that are exercisable as of said date (including options that are accelerated following a Change in Control pursuant to the terms of a Stock Option Agreement), the terms of exercise, payment, and expiration, shall be as provided in each option agreement.
                    (iv) Deferred Compensation

                          (a)   Absent  a Change in Control.   If
Employee's employment is not terminated upon or within twelve months following a Change in Control, the Deferred Compensation program will terminate as of the Termination Date, and the
Company will not be obligated to make contributions during the Severance Period. As of the Termination Date, Employee shall receive his vested interest and any obligation to pay premiums shall be transferred to Employee.

                          (b)   Upon  a  Change  in  Control.  If
Employee's employment is terminated upon or within twelve months following a Change in Control, the Deferred Compensation program will continue throughout the Severance Period, including the Company's continuation of contributions, and with all contributions to be fully vested. The Split Dollar Agreement shall continue in full force and effect through the Severance Period and shall survive separate and apart from this Agreement, and the Company's obligation to pay all premiums pursuant to this Agreement shall continue in accordance with the terms of the Split Dollar Agreement for the Severance Period. At the end of the Severance Period, Employee shall receive his 100% interest in Deferred Compensation and any obligation to pay premiums shall be transferred to Employee. Alternatively, the Company may elect to pay such amounts to Employee as would be payable during the Severance Period by the Company under the Deferred Compensation program in a single lump sum payment within fifteen (15) days after the Termination Date.

                     (v)  Insurance Programs.  Coverage under the
Company's major medical, dental, and disability insurance plans as from time to time provided to other executive employees of the Company (including Employee's dependents) shall continue to be paid for by the Company during the Severance Period in the same fashion as prior to the Termination Date. Provided, however, if such coverage cannot be continued during the Severance Period under the terms of such policies or plans, the Company shall reimburse Employee for the cost of comparable coverage under individually obtained policies or for COBRA coverage, or shall make other arrangements to assure that Employee has comparable coverage.

                     (vi)  Vacation.  Vacation shall not continue
to accrue after the Termination Date under any circumstances.

                     (vii)      Executive  Medical  Reimbursement
Plan. Reimbursement under the Executive Medical Reimbursement Plan will terminate as of the Termination Date. Employee will be entitled to reimbursement for expenses incurred prior to the Termination Date if submitted within three months following the Termination Date.

                      (viii)     Travel  Benefits.  Flight   pass
privileges currently granted to Employee for travel on the Company's aircraft will continue for the Severance Period. Employee shall not be entitled to travel benefits on any other airline.

                      (ix)  Deductions  for  Taxes.  Subject   to
Paragraph 12.D., any compensation due to Employee hereunder will be subject to deductions for social security, federal and state withholding taxes, and any other such taxes as may from time to time be required by governmental authority.

          11.       Nonsolicitation,     Non-Competition,     and
Confidentiality

                A.   Nonsolicitation and Non-Competition.  For so
long as Employee is an employee of the Company, and continuing thereafter for twelve months following any termination of
Employee's employment, Employee shall not, without the prior written consent of the Company, directly or indirectly, as a sole proprietor, member of a partnership, stockholder or investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity other than the Company: (i) solicit or endeavor to entice away from the Company or any of its subsidiaries any person or entity who is, or, during the then most recent 12 month period, was employed by, or had served as an agent of, the Company or any of its subsidiaries; or (ii) engage in or contract with others to engage in any business enterprise, line of work consulting contract, joint venture or other arrangement which conducts a business or businesses substantially similar to the business conducted by Company in any area in which Company or any of its affiliates or subsidiaries provides or plans to provide air transportation to the public. Employee acknowledges that the geographic area covered hereby, and the period and nature of the agreed restrictions are reasonable and necessary for the protection of the business of the Company. All provisions of this Paragraph concerning non-competition are severable; and while it is the intention of the parties that all of said provisions shall be enforceable, if any one of the same shall be held to be unenforceable in whole or in part, the remainder shall continue to be in full force and effect. The terms of this Paragraph 11.A will not apply following any termination of Employee's employment that was effected as a result of, in connection with or within twelve (12) months following a Change in Control. The provisions of clause (ii) above of this Paragraph 11.A will not apply following any termination of Employee's employment by the Company other than for cause. The twelve month period will be deemed to mean any notice given within twelve months following a Change in Control regardless of when actual termination occurs following said notice.

                B. Confidentiality. Employee covenants and agrees with the Company that he will not at any time, except in performance of his obligations to the Company hereunder or with the prior written consent of the Company, directly or indirectly, disclose any secret or confidential information that he may learn or has learned by reason of his association with the Company or any of its subsidiaries and affiliates. The term "confidential information" includes information not previously disclosed to the public or to the trade by the Company's management, or otherwise in the public domain, with respect to the Company's or any of its affiliates' or subsidiaries', products, facilities, applications and methods, trade secrets and other intellectual property, systems, procedures, manuals, confidential reports, price lists, customer lists, technical information, financial information (including the revenues, costs or profits associated with the Company), business plans, prospects or opportunities, but shall exclude any information which (i) is or becomes available to the public or is generally known in the industry or industries in which the Company operates other than as a result of disclosure by Employee in violation of his agreements under this Paragraph 11B or (ii) Employee is required to disclose under any applicable laws, regulations or directives of any government agency, tribunal or authority having jurisdiction in the matter or under subpoena or other process of law.

                C. Exclusive Property. Employee confirms that all confidential information is and shall remain the exclusive property of the Company. All business records, papers and documents kept or made by Employee relating to the business of the Company shall be and remain the property of the Company, except for such papers customarily deemed to be the personal copies of Employee.

                D. Injunctive Relief. Without intending to limit the remedies available to the Company, Employee acknowledges that a breach of any of the covenants contain in this Paragraph 11 may result in material and irreparable injury to the Company or its affiliates or subsidiaries for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to seek a temporary restraining order and/or a preliminary or permanent injunction restraining Employee from engaging in activities prohibited by this Paragraph 11 or such other relief as may be required specifically to enforce any of the covenants in this Paragraph 11. If for any reason, it is held that the restrictions under this Paragraph 11 are not reasonable or that consideration therefor is inadequate, such restrictions shall be interpreted or modified to include as much of the duration and scope identified in this Paragraph 11 as will render such restrictions valid and enforceable.

          12.  Change in Control.

                A. Definition. As used in this Agreement, "Change in Control" or "Corporate Change" shall each mean (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity, unless the stockholders of Company immediately before such merger or consolidation own, directly or indirectly immediately following such merger or consolidation, substantially all of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately before such merger or consolidation, (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act), (iv) the dissolution or liquidation of the Company, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Committee. The Compensation Committee of the Board of Directors reserves the right to adopt a different definition of Change in Control for stock options granted subsequent to the date hereof or for any other purposes not described herein.

                B.   Compensation Upon a Change in Control.  Upon
a  Change  in  Control, whether or not Employee's employment  has
terminated,   Employee  shall  receive  all  of   the   following
compensation, paid at the time of the Change in Control:

                    (i) Salary. A payment in the amount of 200% of Employee's annual base salary in effect at the time of the Change in Control.

                     (ii)  Bonus.  For all bonus plans  in  which
Employee is participating as of a Change in Control, the Company shall pay to Employee a one-time bonus. This payment shall consist of the amount calculated by the formula [(x + y) * z] where (x) is Employee's base pay earned year to date in the year of the Change in Control, (y) is the amount which is two times Employee's annual base salary in effect at the time of the Change in Control, and (z) is the percentage which under each plan is the maximum percentage of base pay that Employee was eligible to earn during the year in which the Change in Control occurred assuming all targets were met in full, whether or not said targets actually were met. Payments under this Subparagraph 12.B.(ii) shall be considered to be full compensation for all amounts due to Employee for bonus plans in which he was participating as of the Change in Control, and he shall not be entitled to any further payments under any of said plans during the year of participation. Notwithstanding the above, any bonus due to Employee for years (or other applicable bonus period) completed prior to the Date in which the Change of Control occurs but not yet paid shall be paid in addition to the bonus described herein.

                      (iii)    Disability Insurance.  The Company
will  prepay, for one full year following the Change  of  Control
(or, for two full years following the Change in Control if the Change in Control after November 30), the premiums due on any disability insurance policy as was provided to Skeen as of the time of Change in Control. In the event that the Company discontinued or reduced the amount of coverage of any disability insurance within one year preceding a Change in Control, the Company shall at the time of the Change in Control re-establish disability insurance to the amount previously provided and with equivalent coverage, and shall prepay future premiums as provided herein.

                C. Subsequent Termination Following a Change in Control. In the event that Employee's employment is terminated within one year following the Change in Control such that Employee would be entitled to Severance Compensation, any amounts due at the time of termination as Severance Compensation under 10.E.(i) and 10.E.(ii) herein shall be reduced by any amounts paid under Paragraph 12.B.(i) and 12.B(ii) at the time of Change in Control (under no circumstances would Employee be required to repay the amounts paid to Employee under Paragraph 12.B(i) or 12.B(ii)), but Employee will be entitled to all other Severance Compensation as provided in Paragraph 10.E. herein. In the event that Employee's employment is terminated more than one year following the Change in Control, Employee will be entitled to the benefits provided in Paragraphs 10.E.(i) and 10.E.(ii) herein.

                C.    Certain  Adjustments.  If, as a  result  of
payments provided for under or pursuant to this Agreement together with all other payments in the nature of compensation provided to or for the benefit of Employee under any other agreement in connection with a Change in Control, any state, local or federal taxing authority imposes any taxes on Employee that would not be imposed on such payments but for the occurrence of a Change in Control, including any excise tax under Section 4999 of the Internal Revenue Code and any successor or comparable provision, then, in addition to any other benefits provided under or pursuant to this Agreement or otherwise, the Company (including any successor to the Company) shall pay to Employee at the time any such payments are made under or pursuant to this or the other agreements, an amount equal to the amount of any such taxes imposed or to be imposed on Employee (the amount of any such payment, the "Parachute Tax Reimbursement"). In addition, the Company (including any successor to the Company) shall "gross up" such Parachute Tax Reimbursement by paying to Employee at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise) that are or will be payable by Employee as a result of the Parachute Tax Reimbursement being paid or payable to Employee and/or as a result of the additional amounts paid or payable to Employee pursuant to this sentence, such that after payment of such additional taxes Employee shall have been paid on a net after-tax basis an amount equal to the Parachute Tax Reimbursement. The amount of any Parachute Tax Reimbursement and of any such gross-up amounts shall be determined by the Company's independent auditing firm, whose determination, absent manifest error, shall be treated as conclusive and binding absent a binding determination by a governmental taxing authority that a greater amount of taxes are payable by Employee.

          13. Assignment This Agreement, as it relates to the employment of Employee, is a personal contract and the rights and interests of Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated. However, this Agreement shall inure to the benefit of and be binding upon Company and its successors and assigns including, without limitation, any corporation or other entity into which Company is merged or which acquires all or substantially all of the outstanding common stock or assets of Company. Company may provide, without the prior written consent of Employee, that Employee shall be employed pursuant to this Agreement by any of its affiliates instead of or in addition to Company, and in such case all references herein to the "Company" shall be deemed to include any such entity, provided that such action shall not relieve Company of its obligation to make or cause an affiliate to make or provide for any payment to or on behalf of Employee pursuant to this Agreement.

          14. Invalid Provisions The invalidity of any one or more of the paragraphs or provisions of this Agreement shall not affect the reasonable enforceability of the remaining paragraphs or provisions of this Agreement, all of which are inserted herein conditionally upon being valid in law; and in the event one or more of the paragraphs or provisions contained herein shall be invalid, this instrument shall be construed as if such invalid paragraphs or provisions had not been inserted or, alternatively, said paragraphs or provisions shall be reasonably limited to the extent that the applicable court interpreting the provisions of this Agreement considers to be reasonable.

          15. Specific Performance The parties hereby agree that any violation by Employee of the covenants and agreements contained herein shall cause irreparable damage to the Company, and the Company may, as a matter of course, enjoin and restrain said violation by Employee by process issued out of a court of competent jurisdiction, in addition to any other remedies that said court may see fit to award.

          16. Binding Effect All the terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          17. Waiver of Breach or Violation Not Deemed Continuing The waiver by the Company of any provision of this Agreement may be effected only by a written waiver duly executed on behalf of the Company and except to the extent specifically provided in such waiver shall not operate as, or be construed to be, a waiver of any subsequent breach hereof.

          18. Entire Agreement; Law Governing This Agreement supersedes in its entirety the terms of the Severance Agreement between the parties dated as of ______________ (except as restated herein) and any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, by and between the Company and Employee, and contains all the covenants and agreements among the parties with respect to such subject matter. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia. Employee hereby acknowledges that he was given the opportunity to be represented by counsel of his choosing in the drafting and negotiation of this Agreement and that he reviewed this Agreement. In interpreting this Agreement, a court shall not treat either party as the draftsman of the Agreement.

          19.    Paragraph   Headings   The  Paragraph   headings
contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

          20. Release by Employee In the event of a termination of employment by Employee that results in the payment of Severance Compensation to him pursuant to the terms of this Agreement, in consideration for such Severance Compensation and as a condition precedent to the payment thereof, Employee hereby agrees to execute a full and complete release to the Company releasing any and all claims that he may have against the Company including any claims relating to his termination of employment.

          21. Notices All notices permitted or required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Paragraph 21, for all purposes when presented personally to such party (which in the case of notice to the Company, shall be presented to the person holding the office or offices identified below) or sent by facsimile transmission, any national overnight delivery service, or certified or registered mail, to such party at its address set forth below:

          If to Employee, to the most recent address indicated for Employee's residence in the personnel records of Company, unless Employee gives written notice that such notices are to be delivered to another address.

                    If to ACA or the Company:

                    Atlantic Coast Airlines Holdings, Inc.
                    Atlantic Coast Airlines
                    515A Shaw Road
                    Dulles, VA  20166
                     Attention:   General  Counsel  or  Corporate
Secretary
                    Fax No. (703) 925-6294

          Such notice shall be deemed to be given and received when delivered if delivered personally, upon electronic or other confirmation of receipt if delivered by facsimile transmission, the next business day after the date sent if sent by a national overnight delivery service, or five (5) business days after the date mailed if mailed in the continental United States by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.


In   Witness  Whereof,  the  Company  has  hereunto  caused  this
Agreement to be executed by a duly authorized officer and Employee has hereunto set his hand as of the day and year first above written.


WITNESS:



________________________________
_____________________________


                                   COMPANY:

ATTEST:                                 ATLANTIC COAST AIRLINES
                                   HOLDINGS, INC.



_______________________________                               BY:
____________________________


ATTEST:                            ATLANTIC COAST AIRLINES



_______________________________                               BY:
____________________________


ATTEST:                                 ATLANTIC COAST JET, INC.



_______________________________                               BY:
____________________________

                                                    Exhibit 10.27




                     SPLIT DOLLAR AGREEMENT


     AGREEMENT made the _____ day of ______________, 2000, by and between ATLANTIC COAST AIRLINES HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, (hereinafter called the "Company") and ____________ (hereinafter called the "Employee").
      WHEREAS, the Employee wants to insure his life, for the benefit and protection of his family, under a policy to be issued by the Phoenix Home Life Mutual Insurance Company (hereinafter called the "Insurer"); and
      WHEREAS, the Company wants to help the Employee provide insurance for the benefit and protection of his family by paying the full amount of the premiums due on the policy on the Employee's life; and
      WHEREAS, the Employee will be the owner of the policy of insurance on his life acquired pursuant to the terms of this Agreement, and the policy will be assigned to the Company as security for the repayment of the amount which the Company will contribute toward payment of the premiums due on the policy;
      NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed between the parties hereto as follows:

ARTICLE 1
     Application for Insurance. The Employee has applied for and an insurance policy on his life has been issued in the face amount of $__________________ (hereinafter called the "Policy"). The Policy number, face amount and plan of insurance shall be recorded on Schedule A attached hereto and the Policy shall then be subject to the terms of this Agreement.

ARTICLE 2
      Ownership of Insurance. The Employee shall be the owner of the Policy on the Employee's life acquired pursuant to the terms of this Agreement and he may exercise all the rights of ownership with respect to the Policy except as otherwise hereinafter provided. Notwithstanding the foregoing, the Employee may not assign any right of ownership with respect to the Policy to any other party, except as specifically provided in Article 7 hereof.

ARTICLE 3
     Election of Dividend Option. To the extent that the Insurer declares dividends on the Policy, the Company shall have the right to choose the option or combination of options it desires from among those offered by the Insurer. The Company shall notify the Employee and the Insurer of its choice, and the Employee agrees to execute any documents necessary to choose or change the Policy's dividend option.

ARTICLE 4
     Payment of Premiums on Policy.
     A. On or before each due date the Company will pay to the Insurer the full amount of each premium on the Policy on the Employee's life acquired pursuant to the terms of this Agreement.
      B. Notwithstanding the foregoing, in the event of the termination of the employment of the Employee by the Company pursuant to the Severance Agreement dated as of the 28th day of December 1999, as amended or restated from time to time,
(hereinafter  the  "Severance  Agreement"),  the  Company   shall
continue to pay said premiums until the Deferred Compensation Ending Date, as that term is defined in the Severance Agreement. After the Deferred Compensation Ending Date, the Company shall have the sole discretion to continue making any policy premium payments on behalf of said Employee. If the Company does not exercise its discretion to continue making policy premium payment(s) on behalf of the Employee, all policy premium payments which are due after the Deferred Compensation Ending Date shall be the sole obligation of the Employee.

ARTICLE 5
     Disability Waiver of Premium. If the Policy appertaining to this Agreement is issued with a supplemental agreement providing for waiver of premium in the event of disability, or any additional death benefit, the additional premium for such supplemental agreement shall be paid by the Company for the benefit of the Employee. In the event said waiver-of-premium benefit becomes operational, the Company's interest in the Policy at death, under Article 9, or on surrender, under Article 11, shall be limited to (a) the total premiums paid by the Company, pursuant to Article 4 of this Agreement, less the Employee's vested interest in the premiums paid as calculated pursuant to the Severance Agreement and any Company indebtedness which may exist against the Policy and any interest due on such Company indebtedness; or, if less, (b) the total cash value of the Policy, including dividend accumulations and the cash value of the dividend additions at the last Policy anniversary before the premium was waived, less the Employee's vested interest in the premiums paid as calculated pursuant to the Severance Agreement and any Company indebtedness which may exist against the Policy and any interest due on such indebtedness.

ARTICLE 6
      Employee's Obligation to Repay Premiums Paid by Company. The Employee shall be obligated to repay to the Company the aggregate amount paid by the Company, under Article 4 of this Agreement, to the Insurer as premiums on this Policy on the Employee's life acquired pursuant to the terms of this Agreement. This obligation of the Employee to the Company shall be payable as provided in Article 9 and Article 10 of this Agreement or satisfied by the passage of time and service to the Company as provided pursuant to the Severance Agreement. Upon termination of the Employee's employment relationship with the Company pursuant to the Severance Agreement, whether or not said Employee is entitled to Severance Compensation pursuant to said Severance Agreement, the Company shall within 30 days of the Deferred Compensation Ending Date, as that term is defined in the Severance Agreement:
           (i) calculate the Employee's vested interest in the premiums paid pursuant to the Severance Agreement;
           (ii) pursuant to the Severance Agreement, release its interest in the insurance policy and the related collateral assignment of said policy to the Company by Employee in an amount equal to the Employee's vested interest in the premiums paid calculated pursuant to the Severance Agreement;
           (iii) by written notice give the Employee the option to pay the difference, if any, between the Employee's vested interest in the premiums paid and the actual amount of premiums paid on behalf of the Employee by the Company pursuant to Article 4 of this Agreement to obtain a complete release of the Company's interest in the policy and the collateral assignment executed by said Employee pursuant to Article 7 of this Agreement;
           (iv) if the Employee does not exercise his option to purchase the Company's interest in the Policy within 30 days of the notice set forth in paragraph (iii) above, the ownership of the policy shall be assigned to the Company and all of the Employee's rights thereunder shall be released. In such event, the Company shall have the right to cancel the policy and, pursuant to Article 11, receive the difference between the then current cash value of the policy and the Employee's vested interest in the premiums paid pursuant to Article 4. The Employee's vested interest in the cash value of the Policy will be paid to the Employee by the Company within thirty (30) days of the expiration of the Employee's option to acquire such policy. If the Employee does not exercise his or her option to purchase the Company's interest, the Employee agrees to execute any document(s) necessary to assign all interest in such Policy to the Company.

ARTICLE 7
     Assignment of Policy. The Employee will collaterally assign the Policy on his life, acquired pursuant to the terms of this Agreement, to the Company as security for the repayment of the policy premiums which the Company will pay on behalf of the Employee under Article 4 of this Agreement. This collateral assignment will terminate upon the repayment of said premiums pursuant to Articles 9 and 10 or by the passage of time and service to the Company pursuant to the Severance Agreement. This collateral assignment will not be altered or changed without the consent of the Company.

ARTICLE 8
     Additional Policy Benefits and Riders. The Employee may add a rider to the Policy on his life, acquired pursuant to the terms of this Agreement, for his own benefit. Upon written request by the Company, the Employee may add a rider to the Policy for the benefit of the Company. Any additional premium for any rider which is added to the Policy shall be paid by the party which will be entitled to receive the proceeds of the rider.

ARTICLE 9
     Death Claims.
     A. When the Employee dies, the Company shall be entitled to receive a portion of the death benefits provided under the Policy on the Employee's life acquired pursuant to the terms of this Agreement. The amount to which the Company will be entitled shall be (a) the total amount which it has paid, pursuant to
Article  4  of this Agreement, as premiums on the Policy  on  the
Employee's life less the Employee's vested interest in the premiums paid as calculated pursuant to the Severance Agreement and the amount of any Company indebtedness which may exist against the Policy and any interest due on such Company indebtedness or, if less, (b) the total cash value of the Policy, including dividend accumulations and the cash value of the dividend additions at the last Policy anniversary before death, less the Employee's vested interest in the premiums paid as calculated pursuant to the Severance Agreement and the amount of any Company indebtedness which may exist against the Policy and any interest due on such indebtedness. The receipt of this amount by the Company shall constitute satisfaction of the Employee's obligation under Article 6 of this Agreement.
       B. When the Employee dies, the beneficiary or beneficiaries named by the Employee shall be entitled to receive the amount of the death benefits provided under the Policy on the Employee's life in excess of the amount payable to the Company under Paragraph A of this Article. This amount shall be paid under the settlement option elected by the Employee or his beneficiaries.
                           ARTICLE 10
     Termination of Agreement. This Agreement shall terminate on the repayment in full by the Employee of the contributions made by the Company under Article 4 of this Agreement toward payment of the premiums due on the Policy on the Employee's life acquired pursuant to the terms of this Agreement, provided that upon the receipt of such repayment the Company releases the collateral assignment of the Policy made by the Employee pursuant to Article 7 of this Agreement.
     This Agreement shall not terminate and shall remain in full force and effect upon the Employee's termination of employment with the Company pursuant to the Severance Agreement, whether or not the Employee is entitled to Severance Compensation pursuant to the Severance Agreement.
                           ARTICLE 11
     Surrender of Policy. Upon surrender of the Policy, or any portion thereof, on the Employee's life acquired pursuant to the terms of this Agreement or upon the surrender of any or all of the paid up additions standing to the credit of such Policy, if any, by the Employee at any time before any death benefit is payable under the Policy, the Company shall have the sole right to collect such surrender proceeds of the Policy or any such surrender value of such paid-up additions in an amount not to exceed the total amount the Company has paid, pursuant to Article 4 of this Agreement, as premiums on the Policy on the Employee's life less the Employee's vested interest in the premiums paid as calculated pursuant to the Severance Agreement and the amount of any Company indebtedness which may exist against the Policy and any interest due on such Company indebtedness.
                           ARTICLE 12
     Borrowing Against the Cash Value of the Policy. The Employee may borrow against the cash value of the Policy provided that he may not borrow against his to his unvested interest in the premiums paid by the Company as calculated pursuant to the Severance Agreement. Such borrowing may only occur if the cash value of the Policy exceeds the premiums paid by the Company on his behalf pursuant to Article 4. If the premiums paid on behalf of the Employee pursuant to Article 4 exceeds the cash value of the policy plus the amount of any outstanding loan which the Employee has borrowed against said cash value, the Employee agrees to repay immediately to the insurance company an amount sufficient to repay such deficit.

                           ARTICLE 13
     Insurance Company Not a Party.  The Insurer:
     A. Shall not be deemed to be a party to this Agreement for any purpose nor in any way responsible for its validity;
       B. shall not be obligated to inquire as to the distribution of any monies payable or paid by it under the Policy on the Employee's life acquired pursuant to the terms of this Agreement;
      C. shall be fully discharged from any and all liability under the terms of any Policy issued by it, which is subject to the terms of this Agreement, upon payment or other performance of its obligations in accordance with the terms of such Policy.
                           ARTICLE 14
     Fiduciary Provisions. The Board of Directors of the Company is hereby designated as the "Named Fiduciary" for the Split Dollar Plan established by this Agreement, and it shall have the authority to control and manage the operation and administration of such Plan. However, the Insurer shall be the fiduciary of the Plan solely with regard to the review and final decision on the claim for benefits under its Policy, as provided in the claims procedure set forth in Article 16.
                           ARTICLE 15
       Allocation of Fiduciary Responsibilities. The Named Fiduciary may delegate its responsibilities for the operation and administration of the Split Dollar Plan, including the designation of a person to carry out fiduciary responsibilities under such Plan. The Named Fiduciary shall effect such delegation of its responsibilities by delivering to the Company a written instrument signed by its members that specifies the nature and extent of the responsibilities delegated under the Split Dollar Plan, together with a signed acknowledgment of their acceptance by the persons to whom the responsibilities were delegated.
                           ARTICLE 16
      Claims Procedure. The following claims procedure shall apply to the Split Dollar Plan:
     A. Filing of a Claim for Benefits. The beneficiary of the Policy shall make a claim for the benefits provided under the Policy in the manner provided in the Policy.
      B. Claim Denial. With respect to a claim for benefits under said Policy, the Insurer shall be the entity which reviews and makes decisions on claims denials according to the terms of the Policy.
      C. Notification to Claimant of Decisions. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of Section D below following, shall be furnished to the claimant within a reasonable period of time after a claim has been filed.
      D. Content of Notice. The Insurer shall provide, to any claimant who is denied a claim for benefits, written notice setting forth in a manner calculated to be understood by the claimant, the following:
            (i)  the specific reason or reasons for the denial;
            (ii)  specific  reference  to  pertinent  Policy   or
provisions of this Agreement on which the denial is based;
           (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
           (iv) an explanation of this Agreement's claim review procedure, as set forth in Sections (e) and (f) below.
      E. Review Procedure. The purpose of the review procedure set forth in this Section and Section (f) following is to provide a method by which a claimant under the Split Dollar Plan may have a reasonable opportunity to appeal a denial of claim for a full and fair review. To accomplish that purpose, the claimant or his/her duly authorized representative:
           (i)  may request a review upon written application  to
the Insurer;
              (ii)   may  review  pertinent  Split  Dollar   Plan
  documents or agreements; and
          (iii) may submit issues and comments in writing. A claimant (or his/her duly authorized representative), shall request review by filing a written application for review at any time within sixty (60) days after receipt by the claimant of written notice of the denial of the claim.
     F. Decision on Review. A decision on review of a denial of a claim shall be made in the following manner:
           (i)   The  decision on review shall  be  made  by  the
Insurer, which may, at its discretion, hold a hearing on the denied claim. The Insurer shall make its decision promptly, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review.
           (ii) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Policy or provisions of this Agreement on which the decision is based.
                           ARTICLE 17
      Amendment of Agreement. This Agreement shall not be modified or amended except by a writing signed by the Company and the Employee. This Agreement shall be binding upon the heirs, administrators or executors and the successors and assigns of each party of this Agreement.
                           ARTICLE 18
      State Law. This Agreement shall be subject to and shall be construed under the laws of the Commonwealth of Virginia.
      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

WITNESS                            EMPLOYEE

______________________________          By:
                                                   - Employee


               ATTEST                             ATLANTIC  COAST
AIRLINES HOLDINGS, INC.



_______________________________         By:


[CORPORATE SEAL]

                           SCHEDULE A




               POLICY NUMBER: ________________________



               POLICY DATE:   ________________________



               FACE AMOUNT:   ________________________



                          AGREEMENT OF

           ASSIGNMENT OF LIFE INSURANCE DEATH BENEFIT
                          AS COLLATERAL




               A. For value received, the undersigned hereby assigns, transfers and sets over to Atlantic Coast Airlines Holdings, Inc., its successors or assigns, (herein called the "Assignee") the death benefit under Policy No. ___________________, issued by the Phoenix Home Life Mutual Insurance Company (hereinafter called the "Insurer"), dated the ______ day of ______________, ______, in the face amount of $_____________________, and any supplementary contracts or endorsements issued in connection therewith (said policy, endorsements and contracts being herein called the "Policy"); upon the life of _________________ (the
          "Owner") subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.
               B. It is understood and agreed that the Assignee shall have the sole right to collect from the Insurer a portion of the net proceeds of the Policy, when it becomes a claim by death, equal to the total amount of the then existing Liabilities (as that term is defined in paragraph D herein, and that all other rights under the Policy, including, by way of illustration and not limitation, the right to surrender the Policy, the right to make Policy loans, and the right to designate and change the beneficiary are reserved exclusively to the Owner of the Policy and are excluded from this assignment and do not pass by virtue hereof and may be exercised by the Owner on the sole signature of the Owner. Nothing herein shall affect funds, if any, now or hereafter held by the Insurer for the purpose of paying premiums under the Policy.
               C. The Assignee covenants and agrees with the undersigned as follows:
               1. That any balance of sums payable by the Insurer upon the death of the undersigned under the Policy remaining after payment of the then existing Liabilities, as that term is defined below in Paragraph D, matured or unmatured, shall be paid by the Insurer to the persons entitled thereto under the terms of the
                    Policy had this assignment not been executed;
               2. That the Assignee, not having any right to obtain policy loans from the Insurer, will not take any steps to borrow against the Policy, except that the Owner of the Policy may direct the Insurer to pay the proceeds of any Policy loan to the Assignee, in which event the Assignee shall reduce the amount of existing Liabilities by the amount of such Policy loan and interest accrued to the date such Policy loans are repaid by the Assignee.
               3.   That the Assignee will upon request forward without
           unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement; provided, however, that any such designation, change or election shall be made subject to this assignment and to the rights of the Assignee hereunder.
               4. That, upon surrender of the Policy or any portion thereof or upon the surrender of any or all of the paid-up additions standing to the credit of the Policy, if any, by the Owner at any time before any death benefit is payable under the Policy, the Assignee shall have the sole right to collect such surrender proceeds of the Policy or any such surrender value of such paid-up additions.
               D. This assignment of a portion of the life insurance death benefit under the Policy is made as collateral security for all Liabilities of the Owner, or any of them, to the Assignee, either now existing or that may hereafter arise with respect to premiums advanced for or paid on the Policy by the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").
               E. The Insurer is hereby authorized to recognize the Assignee's claim hereunder without investigating the validity of or the amount of the Liabilities, or the application to be made by the Assignee of any amount to be paid to the Assignee. The sole receipt of the Assignee for any sum received shall be a full disclosure and release therefore to the Insurer. A check for all or any part of the insurance death benefit payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee in such amount as may be requested by the Assignee.
F. Except as otherwise provided in the Split Dollar Agreement effective as of the ______ day of _______________, 2000 by and between the Assignee and the Owner, the Assignee shall be under no obligation to pay any premium on the Policy. The principal of or interest on any loans or advances on the Policy, or any other charges on the Policy shall be an obligation of the Owner, and not an obligation of the Assignee, except as otherwise specifically provided herein under Paragraph C.2.
G. The Assignee may take or release other security, may release any part primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the insurance death benefit payable under the Policy hereby assigned without resorting or regard to other security.
H. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.
I. The undersigned declares no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.
J. This Agreement shall be construed under the laws of the Commonwealth of Virginia.
     Signed  and  sealed this _____ day of _____________________,
     2000.


__________________________
__________________________
     Witness                                      Owner



__________________________
                                                  Address



__________________________
                                                  Date


                    ACCEPTANCE OF ASSIGNMENT
ATTEST:
                                   ATLANTIC COAST AIRLINES
                                   HOLDINGS, INC.


__________________________                                    BY:
________________________________